      As filed with the Securities and Exchange Commission on April 29, 2003


                                                               Registration Nos.
                                                                       002-25890
                                                                       811-01464

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


                        POST-EFFECTIVE AMENDMENT NO. 70
                                     To The
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                                      and
                                AMENDMENT NO. 50
                                     under
                       THE INVESTMENT COMPANY ACT OF 1940



                            SMITH BARNEY FUNDS, INC.
               (Exact name of Registrant as specified in Charter)

                   125 Broad Street, New York, New York 10004
                    (Address of principal executive offices)

                                 (800) 451-2010
                        (Registrant's telephone number)

                            Christina T. Sydor, Esq.
                                   Secretary
                            Smith Barney Funds, Inc.

               300 Stamford Place, 4th Floor, Stamford, CT 06902
                    (Name and address of agent for service)

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b)
[X] on April 30, 2003 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on [Date] pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of Rule 485.


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 SMITH BARNEY
                             LARGE CAP VALUE FUND

      Class A, B, L and Y Shares

      April 30, 2003




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)


  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE


                                  PROSPECTUS

Smith Barney Large Cap Value Fund

   Contents


               Investments, risks and performance...........  2

               More on the fund's investments...............  6

               Management...................................  6

               Choosing a class of shares to buy............  7

               Comparing the fund's classes.................  9

               Sales charges................................ 10

               More about deferred sales charges............ 13

               Buying shares................................ 14

               Exchanging shares............................ 15

               Redeeming shares............................. 16

               Other things to know about share transactions 19

               Dividends, distributions and taxes........... 21

               Share price.................................. 22

               Financial highlights......................... 23

The fund is a series of Smith Barney Funds, Inc., a Maryland corporation

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective

Long-term growth of capital with current income a secondary objective.


Principal investment strategies

Key investments Under normal market conditions the fund will invest at least 80% of net assets plus any borrowings for investment purposes in equity securities, or other investments with similar economic characteristics. Large capitalization companies are those with total market capitalizations of at least 5 billion at the time of investment. Equity securities include U.S. exchange traded and over the counter common stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.



Selection Process The manager emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The manager seeks to identify those companies with favorable valuations and attractive growth potential. The manager employs fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position.



In selecting individual companies for investment, the manager looks for:



.. Share prices that appear to be temporarily oversold or do not reflect the positive company developments.


.. Share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis.


.. Special situations including corporate events, changes in management, regulatory changes or turnaround situations.


.. Company specific items such as competitive market position, competitive products and services, experienced management team and stable financial situation.




Principal risks of investing in the fund
Investing in large capitalization value securities can bring added benefits, but it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:


..  The U.S. stock market declines.

.. Value stocks or larger capitalization stocks are temporarily out of favor. .. The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

Large Cap Value Fund

.. An adverse event, such as negative press reports about a company in the fund, depresses the value of the company's stock.

Who may want to invest The fund may be an appropriate investment if you:

..  Are seeking to participate in the long-term growth potential of the U.S.
   stock market
..  Are looking for an investment with potentially greater return but higher risk than fixed income investments
..  Are willing to accept the risks of investing in the stock market




Performance Information


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of broad-based securities market indices. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the impact of taxes on the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                        Total Return for Class A Shares

                            [CHART]

 1993    1994   1995   1996   1997   1998   1999    2000   2001     2002
------ ------- ------ ------ ------ ------ ------- ------ ------  --------
16.38% (4.31)% 33.05% 16.06% 27.86% 14.61% (0.91)% 12.92% (8.81)% (26.27)%

                       Calendar years ended December 31


Highest and Lowest Quarterly Returns


(for periods shown in the bar chart)


Highest: 15.25% in 2nd quarter 1997; Lowest: (21.82)% in 3rd quarter 2002


                                                      Smith Barney Mutual Funds

                         Average Annual Total Returns


                    Calendar Years Ended December 31, 2002



                                                         Since    Date of
                             1 Year  5 Years  10 Years Inception Inception
     Class A Return Before
     Taxes                  (29.93)%  (3.91)%   6.06%     N/A     2/26/72
     Class A Return After
     Taxes on
     Distributions(1)       (30.34)%  (5.07)%   3.81%     N/A     2/26/72
     Class A Return After
     Taxes on Distributions
     and Sale of Fund
     Shares(1)              (18.36)%  (3.06)%   4.29%     N/A     2/26/72
     Class B Return Before
     Taxes                   30.55%    3.86%     N/A     5.75%    11/7/94
     Class L Return Before
     Taxes                   28.33%    3.87%    5.67%    5.69%    12/2/92
     Class Y Return Before
     Taxes                   26.02%    2.60%     N/A     3.50%     2/7/96
     Russell Index(2)       (15.52)%   1.16%   10.80%     N/A     11/7/94*
     S&P 500 Index(3)       (22.09)%  (0.58)%   9.34%     N/A      1/5/98*
     S&P 500 Barra Value
     Index(4)               (20.85)%  (0.85)%   9.39%     N/A    12/31/92*


(1)After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class L and Class Y shares will vary.


(2)The Russell 1000 Value Index is a broad-based unmanaged index of those companies from among the 1000 largest publicly held companies, which exhibit above average characteristics, but reflects no deduction for fees, expenses or taxes. An investor cannot invest directly in an index.


(3)The S&P 500 Index is a market value-weighted index comprised of 500 widely held common stocks, but reflects no deduction for fees, expenses or taxes. An investor cannot invest directly in an index.


(4)S&P 500 Barra Value Index is a market capitalization-weighted index of stocks in the S&P 500 having lower price-to-book ratios. An investor cannot invest directly in an index.


* Index performance begins on November 7, 1994 for Russell Index, January 5, 1998 for S&P 500 Index, and 12/31/92 for S&P 500 Barra Value Index.


 4


Large Cap Value Fund

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.


Shareholder fees


   (fees paid directly from your investment) Class A Class B Class L Class Y
   Maximum sales charge (load)
   imposed on purchases (as a % of
   offering price)                            5.00%    None   1.00%   None
   Maximum deferred sales charge
   (load) (as a % of the lower of net asset
   value at purchase or redemption)            None*  5.00%   1.00%   None

                        Annual fund operating expenses


(Expenses deducted from fund assets)
Management fee                        0.57% 0.57% 0.57% 0.57%
Distribution and service (12b-1) fees 0.25% 1.00% 1.00%  None
Other expenses                        0.12% 0.19% 0.18% 0.02%
                                      ----- ----- ----- -----
Total annual fund operating expenses  0.94% 1.76% 1.75% 0.59%

* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

..  You invest $10,000 in the fund for the period shown
..  Your investment has a 5% return each year
..  You reinvest all distributions and dividends without a sales charge

.. The fund's operating expenses before fee waivers and/or expense reimbursements, if any remain the same


                      Number of years you own your shares


                                           1 year 3 years 5 years 10 years
     Class A (with or without redemption)   $591   $785   $  994   $1,597
     Class B (redemption at end of period)  $679   $854   $1,054   $1,857
     Class B (no redemption)                $179   $554   $  954   $1,857
     Class L (redemption at end of period)  $376   $646   $1,039   $2,142
     Class L (no redemption)                $276   $646   $1,039   $2,142
     Class Y (with or without redemption)   $ 60   $189   $  329   $  738


                                                      Smith Barney Mutual Funds

  More on the fund's investments

Other investments While the fund intends to be substantially fully invested in equity securities of companies with total market capitalizations of at least $5 billion at the time of investment, the fund may maintain a portion of its assets in equity securities of companies with total market capitalizations below $5 billion and in money market instruments and/or cash to pay expenses and meet redemption requests. Generally, the value of these fixed income obligations will go down if interest rates go up, the issuer of the security has its credit rating downgraded or the issuer defaults on its obligation to pay principal or interest. The fund may also invest up to 10% of its net assets in American Depositary Receipts (ADRs) which are U.S. dollar denominated securities representing an interest in foreign securities. The fund's investments in ADRs involve greater risk than investments in securities of U.S. issuers.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities, or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


  Management


Manager The fund's investment manager is Smith Barney Fund Management LLC, ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"), formerly Salomon Smith Barney Inc. The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.





John B. Cunningham assumed responsibility for the day-to-day management of the fund on December 17, 2002. Mr. Cunningham is an investment officer of SBFM. He is also a Managing Director of Salomon Brothers Asset Management Inc. an affiliate of the manager and CGM. Mr. Cunningham has 13 years of financial and securities experience.



Management fees During the fiscal year ended December 31, 2002, the manager received a management fee equal to 0.57% of the fund's average daily net assets.


Large Cap Value Fund

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. SBFM or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (formerly known as Travelers Bank & Trust, fsb) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.


  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.


.. If you plan to invest regularly or in large amounts, buying Class A shares, or if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.

.. For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
.. Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:


.. A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a ("Service Agent")


                                                      Smith Barney Mutual Funds

.. The fund, but only if you are investing through certain qualified plans or Service Agents


All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.


Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


                                               Initial           Additional
                                     Classes A, B, L   Class Y   All Classes
   General                               $1,000      $15 million     $50
   IRAs, Self Employed Retirement
   Plans, Uniform Gifts or Transfers
   to Minor Accounts                      $250       $15 million     $50
   Qualified Retirement Plans*            $25        $15 million     $25
   Simple IRAs                             $1            n/a         $1
   Monthly Systematic Investment
   Plans                                  $25            n/a         $25
   Quarterly Systematic
   Investment Plans                       $50            n/a         $50


* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


Large Cap Value Fund

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.


                    Class A            Class B            Class L          Class Y
Key features   .Initial sales     .No initial sales  .Initial sales    .No initial or
                charge             charge             charge is         deferred sales
               .You may qual-     .Deferred sales     lower than        charge
                ify for reduc-     charge de-         Class A          .Must invest at
                tion or waiver     clines over       .Deferred sales    least $15
                of initial sales   time               charge for        million
                charge            .Converts to        only 1 year      .Lower annual
               .Lower annual       Class A after 8   .Does not con-     expenses
                expenses than      years              vert to Class A   than the other
                Class B and       .Higher            .Higher            classes
                Class L            annual             annual
                                   expenses           expenses
                                   than Class A       than Class A
---------------------------------------------------------------------------------------
Initial sales   Up to 5.00%;       None               1.00%             None
charge          reduced for
                large pur-
                chases and
                waived for cer-
                tain investors.
                No charge for
                purchases of
                $1,000,000 or
                more
---------------------------------------------------------------------------------------
Deferred sales  1.00% on pur-      Up to 5.00%        1.00% if you      None
charge          chases of          charged when       redeem within
                $1,000,000 or      you redeem         1 year of pur-
                more if you        shares. The        chase
                redeem within      charge is re-
                1 year of pur-     duced over
                chase              time and there
                                   is no deferred
                                   sales charge
                                   after 5 years
---------------------------------------------------------------------------------------
Annual          0.25% of aver-     1.00% of aver-     1.00% of aver-    None
distribution    age daily net      age daily net      age daily net
and service     assets             assets             assets
fees
---------------------------------------------------------------------------------------
Exchange        Class A shares     Class B shares     Class L shares    Class Y shares
privilege*      of most Smith      of most Smith      of most Smith     of most Smith
                Barney funds       Barney funds       Barney funds      Barney funds
---------------------------------------------------------------------------------------

*Ask your Service Agent for the Smith Barney funds available for exchange.

                                                      Smith Barney Mutual Funds

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.


The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.





                                    Sales Charge Sales Charge Broker/Dealer
                                     as a % of    as a % of     Commission
                                      offering    net amount    as a % of
    Amount of purchase                 price       invested   offering price
    Less than $25,000                   5.00         5.26             4.50
    $25,000 but less than $50,000       4.25         4.44             3.83
    $50,000 but less than $100,000      3.75         3.90             3.38
    $100,000 but less than $250,000     3.25         3.36             2.93
    $250,000 but less than $500,000     2.75         2.83             2.48
    $500,000 but less than
    $1,000,000                          2.00         2.04             1.80
    $1,000,000 or more                   -0-          -0-       up to 1.00*

* A distributor pays up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Large Cap Value Fund

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Accumulation privilege - lets you combine the current value of Class A shares owned

 .  by you, or
 .  by members of your immediate family,

  and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge made within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

..  Employees of NASD members.
..  Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup
.. Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about the additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


           Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
           Deferred sales charge 5%  4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also

                                                      Smith Barney Mutual Funds
receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


Shares issued:             Shares issued:      Shares issued:
At initial purchase        On reinvestment of  Upon exchange from
                           dividends and       another Smith Barney
                           distributions       fund
Eight years after the date In same proportion  On the date the
of purchase payment        as the number of    shares originally
                           Class B shares con  acquired would have
                           verting is to total converted into
                           Class B shares you  Class A shares
                           own (excluding
                           shares issued as
                           dividends)



Class L shares


You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2004.



Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.



Class Y shares


You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


Large Cap Value Fund

  More about deferred sales charges


The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore, your sales charge does not take into account any subsequent appreciation or depreciation.


In addition, you do not pay a deferred sales charge on:

..  Shares exchanged for shares of another Smith Barney fund
..  Shares representing reinvested distributions and dividends
..  Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

..  On payments made through certain systematic withdrawal plans
..  On certain distributions from a retirement plan
..  For involuntary redemptions of small account balances
..  For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

                                                      Smith Barney Mutual Funds

  Buying shares

       Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

                 If you do not provide the following information, your order will be rejected

                 .Class of shares being bought
                 .Dollar amount or number of shares being bought

                 Your Service Agent may charge an annual account
                 maintenance fee.
-------------------------------------------------------------------------------
Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                 .Write the fund at the following address:
                     Large Cap Value Fund
                     Smith Barney Funds, Inc.
                     (Specify class of shares)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, RI 02940-9699
                 .Enclose a check to pay for the shares. For initial
                   purchases, complete and send an account
                   application.
                 .For more information, please call Smith Barney
                   Shareholder Services at 1-800-451-2010.
-------------------------------------------------------------------------------
       Through a You may authorize your Service Agent or the sub-systematic transfer agent to transfer funds automatically from (i) a investment plan regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regu-lar basis.

                 .Amounts transferred should be at least: $25
                   monthly or $50 quarterly.
                 .If you do not have sufficient funds in your ac-
                   count on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee.

                 For more information, contact your Service Agent or the trans-fer agent or consult the SAI.

Large Cap Value Fund

  Exchanging shares


 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney mutual funds. Be sure to read of funds tailored to the prospectus of the Smith Barney fund into which help meet the you are exchanging. An exchange is a taxable trans-varying needs of action.
      both large and .You may exchange shares only for shares of the
     small investors   same class of another Smith Barney mutual fund.
                       Not all Smith Barney funds offer all classes.
                     .Not all Smith Barney funds may be offered in
                       your state of residence. Contact your Service
                       Agent for further information.
                     .Exchanges of Class A, Class B and Class L shares
                       are subject to minimum investment requirements
                       (except for systematic investment plan
                       exchanges), and all shares are subject to the other
                       requirements of the fund into which exchanges
                       are made. Your shares will not be subject to an
                       initial sales charge at the time of the exchange.
                     .If you hold share certificates, the sub-transfer
                       agent must receive the certificates endorsed for
                       transfer or with signed stock powers (documents
                       transferring ownership of certificates) before the
                       exchange is effective.
                     .The fund may suspend or terminate your ex-
                       change privilege if you engage in an excessive pat-
                       tern of exchanges.
-------------------------------------------------------------------------------
           Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
             charges
                     Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.
-------------------------------------------------------------------------------


                                                      Smith Barney Mutual Funds

      By telephone If you do not have a brokerage account with a Service
                   Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                   (Eastern time).

                   You can make telephone exchanges only between ac-
                   counts that have identical registrations.
      --------------------------------------------------------------------
           By mail If you do not have a brokerage account, contact your
                   Service Agent or write to the sub-transfer agent at the address on the following page.


  Redeeming shares

       Generally Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is ef-fective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
       -----------------------------------------------------------------

Large Cap Value Fund

            By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                        Large Cap Value Fund
                        Smith Barney Funds, Inc.
                        (Specify class of shares)
                        c/o PFPC Global Fund Services
                        P.O. Box 9699
                        Providence, RI 02490-9699

                    Your written request must provide the following:

                    .The fund name and account number
                    .The class of shares and the dollar amount or
                      number of shares to be redeemed
                    .Signatures of each owner exactly as the account is
                      registered
   --------------------------------------------------------------------------
       By telephone If you do not have a brokerage account with a Service
                    Agent, you may be eligible to redeem shares (except
                    those held in retirement plans) in amounts up to
                    $50,000 per day through the fund. You must complete
                    an authorization form to authorize telephone re-demptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).
                    Your redemption proceeds can be sent by check to
                    your address of record or by wire or electronic transfer
                    (ACH) to a bank account designated on your author-ization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).
   --------------------------------------------------------------------------
     Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                    To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan ac-counts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your

                                                      Smith Barney Mutual Funds
         automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.
         The following conditions apply:
         .Your shares must not be represented by
           certificates
         .All dividends and distributions must be reinvested

         For more information, contact your Service Agent or consult the SAI.


Large Cap Value Fund

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

..  Name of the fund
..  Account number
..  Class of shares being bought, exchanged or redeemed
.. Dollar amount or number of shares being bought, exchanged or redeemed .. Signature of each owner exactly as the account is registered


The sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent or the sub-transfer agent will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

..  Are redeeming over $50,000
..  Are sending signed share certificates or stock powers to the sub-transfer agent
..  Instruct the sub-transfer agent to mail the check to an address different from the one on your account
..  Changed your account registration
..  Want the check paid to someone other than the account owner(s)
.. Are transferring the redemption proceeds to an account with a different registration

..  Are making more than one redemption request in any 10 day period


You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

..  Suspend the offering of shares
..  Waive or change minimum and additional investment amounts
..  Reject any purchase or exchange order
..  Change, revoke or suspend the exchange privilege

                                                      Smith Barney Mutual Funds

..  Suspend telephone transactions
..  Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
.. Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.



Large Cap Value Fund

  Dividends, distributions and taxes


Dividends The fund generally pays dividends quarterly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.



Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.


Transaction                           Federal tax status
Redemption or exchange of shares      Usually capital gain or loss; long-
                                      term only if shares owned more than
                                      one year
Long-term capital gain distributions  Long-term capital gain
Short-term capital gain distributions Ordinary income
Dividends                             Ordinary income


Long-term capital gain distributions are taxable to you as long-term capital gains regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.



After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

                                                      Smith Barney Mutual Funds

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its securities based on market prices or quotations. The Fund's currency conversions are done when the London Stock Exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

Large Cap Value Fund

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).


  For a Class A share of capital stock outstanding throughout each year ended December 31:


                                2002/(1)/  2001/(1)/  2000/(1)/ 1999/(1)/  1998/(1)/
------------------------------------------------------------------------------------
Net asset value, beginning
 of year                        $  15.86   $  17.59   $  17.00  $  18.28   $  17.09
------------------------------------------------------------------------------------
Income (loss) from
 operations:
 Net investment income              0.19       0.18       0.20      0.20       0.24
 Net realized and unrealized
  gain (loss)                      (4.34)     (1.73)      1.98     (0.37)      2.24
------------------------------------------------------------------------------------
Total income (loss) from
 operations                        (4.15)     (1.55)      2.18     (0.17)      2.48
------------------------------------------------------------------------------------
Less distributions from:
 Net investment income             (0.19)     (0.18)     (0.20)    (0.20)     (0.23)
 Net realized gains(2)                --         --      (1.39)    (0.85)     (1.06)
 Capital                              --         --         --     (0.06)        --
------------------------------------------------------------------------------------
Total distributions                (0.19)     (0.18)     (1.59)    (1.11)     (1.29)
------------------------------------------------------------------------------------
Net asset value, end of year    $  11.52   $  15.86   $  17.59  $  17.00   $  18.28
------------------------------------------------------------------------------------
Total return                      (26.27)%    (8.81)%    12.92%    (0.91)%    14.61%
------------------------------------------------------------------------------------
Net assets, end of year (000)'s $362,753   $596,386   $704,463  $744,405   $821,003
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                           0.94%      0.89%      0.90%     0.90%      0.90%
 Net investment income              1.41       1.11       1.18      1.09       1.29
------------------------------------------------------------------------------------
Portfolio turnover rate              122%        25%        31%       34%        48%
------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

                                                      Smith Barney Mutual Funds

  For a Class B share of capital stock outstanding throughout each year ended December 31:


                                    2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/  1998/(1)/
--------------------------------------------------------------------------------------
Net asset value, beginning of year  $ 15.82   $ 17.53   $  16.94  $  18.21   $ 17.03
--------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                 0.08      0.04       0.07      0.06      0.09
 Net realized and unrealized gain
  (loss)                              (4.34)    (1.71)      1.96     (0.37)     2.24
--------------------------------------------------------------------------------------
Total income (loss) from operations   (4.26)    (1.67)      2.03     (0.31)     2.33
--------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.07)    (0.04)     (0.05)    (0.05)    (0.09)
 Net realized gains/(2)/                 --        --      (1.39)    (0.85)    (1.06)
 Capital                                 --        --         --     (0.06)       --
--------------------------------------------------------------------------------------
Total distributions                   (0.07)    (0.04)     (1.44)    (0.96)    (1.15)
--------------------------------------------------------------------------------------
Net asset value, end of year        $ 11.49   $ 15.82   $  17.53  $  16.94   $ 18.21
--------------------------------------------------------------------------------------
Total return                         (26.92)%   (9.55)%    12.01%    (1.66)%   13.71%
--------------------------------------------------------------------------------------
Net assets, end of year (000)'s     $53,428   $88,121   $103,442  $118,477   $69,786
--------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              1.76%     1.74%      1.68%     1.67%     1.69%
 Net investment income                 0.59      0.26       0.39      0.32      0.51
--------------------------------------------------------------------------------------
Portfolio turnover rate                 122%       25%        31%       34%       48%
--------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

Large Cap Value Fund

  For a Class L share of capital stock outstanding throughout each year ended December 31:


                                    2002/(1)/ 2001/(1)/  2000/(1)/ 1999/(1)/ 1998/(1)(2)/
-----------------------------------------------------------------------------------------
Net asset value, beginning of year  $ 15.83   $  17.55   $  16.95  $ 18.22     $ 17.05
-----------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income                 0.08       0.05       0.07     0.06        0.09
 Net realized and unrealized gain
  (loss)                              (4.33)     (1.73)      1.97    (0.37)       2.24
-----------------------------------------------------------------------------------------
Total income (loss) from operations   (4.25)     (1.68)      2.04    (0.31)       2.33
-----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (0.08)     (0.04)     (0.05)   (0.05)      (0.10)
 Net realized gains(3)                   --         --      (1.39)   (0.85)      (1.06)
 Capital                                 --         --         --    (0.06)         --
-----------------------------------------------------------------------------------------
Total distributions                   (0.08)     (0.04)     (1.44)   (0.96)      (1.16)
-----------------------------------------------------------------------------------------
Net asset value, end of year        $ 11.50   $  15.83   $  17.55  $ 16.95     $ 18.22
-----------------------------------------------------------------------------------------
Total return                         (26.88)%    (9.57)%    12.08%   (1.65)%     13.73%
-----------------------------------------------------------------------------------------
Net assets, end of year (000)'s     $63,023   $101,454   $103,863  $97,745     $66,190
-----------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              1.75%      1.71%      1.67%    1.66%       1.67%
 Net investment income                 0.60       0.29       0.40     0.34        0.52
-----------------------------------------------------------------------------------------
Portfolio turnover rate                 122%        25%        31%      34%         48%
-----------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
(3)Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

                                                      Smith Barney Mutual Funds

  For a Class Y share of capital stock outstanding throughout each year ended December 31:


                                2002/(1)/  2001/(1)/  2000/(1)/ 1999/(1)/  1998/(1)/
------------------------------------------------------------------------------------
Net asset value, beginning of
 year                           $  15.86   $  17.60   $  17.01  $  18.28   $  17.09
------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income              0.24       0.23       0.26      0.26       0.30
 Net realized and unrealized
  gain (loss)                      (4.35)     (1.73)      1.98     (0.36)      2.24
------------------------------------------------------------------------------------
Total income (loss) from
 operations                        (4.11)     (1.50)      2.24     (0.10)      2.54
------------------------------------------------------------------------------------
Less distributions from:
 Net investment income             (0.23)     (0.24)     (0.26)    (0.26)     (0.29)
 Net realized gains(2)                --         --      (1.39)    (0.85)     (1.06)
 Capital                              --         --         --     (0.06)        --
------------------------------------------------------------------------------------
Total distributions                (0.23)     (0.24)     (1.65)    (1.17)     (1.35)
------------------------------------------------------------------------------------
Net asset value, end of year    $  11.52   $  15.86   $  17.60  $  17.01   $  18.28
------------------------------------------------------------------------------------
Total return                      (26.02)%    (8.55)%    13.30%    (0.54)%    14.96%
------------------------------------------------------------------------------------
Net assets, end of year (000)'s $137,963   $240,016   $239,463  $184,974   $159,084
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                           0.59%      0.58%      0.57%     0.58%      0.58%
 Net investment income              1.75       1.41       1.50      1.41       1.61
------------------------------------------------------------------------------------
Portfolio turnover rate              122%        25%        31%       34%        48%
------------------------------------------------------------------------------------


(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

26


Large Cap Value Fund

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed(R)


Smith Barney Large Cap
Value Fund
An investment portfolio of Smith Barney Funds, Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this prospectus.



You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.




Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act file no. 811-01464)

FD2320 4/03

                            SMITH BARNEY SHORT-TERM
                             HIGH GRADE BOND FUND


      Class A, B, L and Y Shares

      April 30, 2003






      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./r/

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE


                                  PROSPECTUS

Smith Barney Short-Term High Grade Bond Fund

  Contents



               Investments, risks and performance...........  2

               More on the fund's investments...............  7

               Management...................................  8

               Choosing a class of shares to buy............  9

               Comparing the fund's classes................. 11

               Sales charges................................ 12

               More about deferred sales charges............ 14

               Buying shares................................ 15

               Exchanging shares............................ 17

               Redeeming shares............................. 19

               Other things to know about share transactions 21

               Distributions, dividends and taxes........... 23

               Share price.................................. 24

               Financial highlights......................... 25


The fund is a series of Smith Barney Funds, Inc., a Maryland corporation.

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective

The fund seeks current income, preservation of capital and liquidity.

Principal investment strategies


Key investments Under normal market conditions the fund will invest at least 80% of its net assets plus any borrowings for investment purposes, in "high grade" fixed income securities. These are securities rated at the time of purchase by a national ratings organization within one of the top three categories, or, if unrated, judged by the manager to be of comparable credit quality. Securities in which the fund invests include corporate debt securities, bank obligations and securities issued by the U.S. government and its agencies and instrumentalities. The fund may also invest in U.S. dollar denominated fixed income securities of foreign issuers. The fund maintains an average dollar-weighted portfolio maturity of between one and four years; the average duration of the fund's portfolio will normally be no greater than 3.5 years.



Selection process The manager focuses on minimizing fluctuations in the fund's net asset value by identifying short-term fixed income securities the manager believes are undervalued and that offer better protection of capital given current interest rate and market conditions. In selecting individual securities for investment, the manager:


.. Monitors the spreads between U.S. Treasury and government agency or instrumentality issuers and purchases agency and instrumentality issues that it believes will provide a yield advantage
.. Determines sector and maturity weightings based on assessments of the economic environment and relative value factors based on interest rate outlook
.. Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk
.. Uses research to uncover inefficient sectors of the government securities and mortgage markets and adjusts portfolio positions to take advantage of new information

Short-Term High Grade Bond Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:


.. Interest rates increase, causing the prices of fixed income securities to decline, which would reduce the value of the fund's portfolio. The fund has less sensitivity to changes in interest rates than a fund investing in securities with intermediate or long-term maturities

.. Prepayment or call risk: As interest rates decline, the issuers of mortgage-related or callable securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities
.. Extension risk: As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities
.. The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Who may want to invest The fund may be an appropriate investment if you:

..  Are seeking current income while minimizing fluctuations in the value of your investment
.. Currently have exposure to stock markets and wish to diversify your investment portfolio by adding an investment in investment grade fixed income securities
.. Are seeking a higher level of current income than typically offered by money market funds

                                                      Smith Barney Mutual Funds

Performance Information


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the impact of taxes on the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                        Total Return for Class A Shares

                                     [CHART]


1993    1994     1995   1996   1997   1998   1999   2000   2001   2002
-----  -------  ------  -----  -----  -----  -----  -----  -----  -----
6.01%  (1.61)%  13.32%  2.14%  6.73%  6.07%  0.76%  7.67%  7.76%  6.36%

                        Calendar years ended December 31

Highest and Lowest Quarterly Returns:


(for the periods shown in the bar chart)

Highest: 4.19% in 1st quarter 1995; Lowest: (1.78)% in 1st quarter 1996


Short-Term High Grade Bond Fund

                         Average Annual Total Returns


                    Calendar Years Ended December 31, 2002



                                                                   Since   Inception
                                         1 year 5 years 10 years inception   Date
Class A                                                                    11/11/91
 Return Before Taxes                     4.11%   5.28%   5.24%     5.50%
 Return After Taxes on
 Distributions/(1)/                      2.69%   3.39%   3.22%      n/a
 Return After Taxes on Distributions
 and Sale of Fund Shares/(1)/            2.49%   3.27%   3.17%      n/a
OTHER CLASSES (Return Before Taxes Only)
 Class B                                  n/a     n/a     n/a       n/a      n/a*
 Class L                                  n/a     n/a     n/a       n/a      n/a*
 Class Y                                 6.81%   6.18%    n/a      5.82%     2/7/96
 SB Index/(2)/                           8.08%   7.16%   6.65%      n/a       **


(1)After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.


(2)The SB Treasury/Government Sponsored/Credit Index ("SB Index") is a broad-based index that includes foreign government bonds, but reflects no deduction for fees, expenses or taxes. An investor cannot invest directly in an index.


 *No Class B shares were outstanding during these periods. Class L shares were first offered in August 5, 2002.


** Index performance begin on November 30, 1992.


                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you may pay if you invest in fund shares.

                               Shareholder fees

(fees paid directly from your investment)  Class A Class B Class L Class Y
Maximum sales charge (load) imposed
on purchases (as a % of offering price)     2.00%    None   None    None
Maximum deferred sales charge (load)
(as a % of the lower of net asset value at
purchase or redemption)                      None*  5.00%   None    None

                        Annual fund operating expenses


(expenses deducted from fund
assets)                      Class A** Class B*** Class L Class Y
Management fees                0.45%     0.45%     0.45%   0.45%
Distribution and service
(12b-1) fees                   0.25%     0.75%     0.75%    None
Other expenses                 0.25%     0.25%     0.12%   0.07%
                               -----     -----     -----   -----
Total annual fund operating
expenses                       0.95%     1.45%     1.32%   0.52%

  *You may buy Class A shares in amounts of $500,000 or more at net asset value
   (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

 **Total annual fund operating expenses have been restated based on a decrease of distribution and service (12b-1) fees and estimated "Other expenses" as if such fees had been in effect for the fiscal year ended December 31, 2002.


***Class B Shares "Other expenses" has been estimated because no Class B Shares were outstanding during the fiscal year ended December 31, 2002.


Short-Term High Grade Bond Fund

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_]You invest $10,000 in the fund for the period shown
[_]Your investment has a 5% return each year
[_]You reinvest all distributions and dividends without a sales charge
[_]The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                      Number of years you own your shares


                               1 year 3 years 5 years 10 years
Class A (with or without
redemption)                     $295   $497    $715    $1,343
Class B (redemption at end of
period)                         $648   $759    $892    $1,600
Class B (no redemption)         $148   $459    $792    $1,600
Class L (with or without
redemption)                     $134   $418    $723    $1,590
Class Y (with or without
redemption)                     $ 53   $167    $291    $  653


  More on the fund's investments

Other investments Although the fund invests at least 80% in "high grade" securities, it may also invest in other fixed income securities provided that they are at least "investment grade" at the time of purchase. This means that they are rated within the top four categories, or if unrated, are considered by the manager to be of comparable quality.

Derivatives contracts The fund may, but need not, use derivative contracts, such as futures and options on interest rates, and options on interest rate futures, for any of the following purposes:

[_] To hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates
[_] As a substitute for buying or selling securities

[_]As a cashflow management technique


A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in derivative contracts can have a big impact on a fund's interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to

                                                      Smith Barney Mutual Funds
certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.


Yankee obligations The fund may invest in Yankee obligations, including Yankee obligations of foreign banks. Yankee obligations are U.S. dollar denominated securities issued in the U.S. capital markets by foreign issuers. Yankee obligations are subject to certain sovereign risks, including the possibility that a foreign government might prevent the U.S. dollars invested in the security from flowing back across its borders. The price of Yankee obligations may also go down because of political instability or the more limited availability of accurate information about foreign companies.


Risk of high portfolio turnover The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


  Management


Manager The fund's investment manager is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"), formerly Salomon Smith Barney Inc. The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Mark Lindbloom, Dominick Masotti and Theresa Veres have been responsible for the day-to-day management of the fund's portfolio since July of 2002. Mr. Lindbloom, Mr. Masotti and Ms. Veres are investment officers of the manager and respectively, a managing director, vice president and director, respectively of Salomon Brothers Asset Management Inc, an affiliate of the manager.



Short-Term High Grade Bond Fund

Management fees During the fiscal year ended December 31, 2002, the manager received an advisory fee equal to 0.45% of the fund's average daily net assets.



Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, Class B, and Class L shares. Under the plan, the fund pays distribution and/or service fees. The fees are an ongoing expense and, over time, increase the cost of your investment and may cost you more than other types of sales charges.


In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. SBFM or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (formerly Travelers Bank & Trust, fsb) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.


  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.


.. Class B shares are only available in an exchange of Class B shares from another Smith Barney Fund.

.. If you plan to invest regularly or in large amounts, buying Class A shares, or if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses.

.. For Class L shares, more of your purchase amount as compared to Class A shares will be immediately invested. This may help to offset the higher annual expenses of Class B and Class L.

..  Class L shares do not have a deferred sales charge, unlike Class B shares.
   However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

                                                      Smith Barney Mutual Funds

You may buy shares from:

..  A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
.. The fund, but only if you are investing through certain qualified plans or Service Agents

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                              Initial                  Additional
                                                               Class B
                                                              (exchange
                                              Classes A, L purchases only)   Class Y   All Classes
General                                          $1,000        $1,000      $15 million     $50
IRAs, Self Employed Retirement Plans,
Uniform Gifts and Transfers to Minor Accounts     $250          $250       $15 million     $50
Qualified Retirement Plans*                       $25           $25        $15 million     $25
Simple IRAs                                        $1            $1            n/a         $1
Monthly Systematic Investment Plans               $25           $25            n/a         $25
Quarterly Systematic Investment Plans             $50           $50            n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

Short-Term High Grade Bond Fund

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.


                    Class A            Class B            Class L           Class Y
Key features   .Initial sales     .Available only    .No initial sales  .No initial or
                charge             in an ex-          charge or de-      deferred sales
               .You may qual-      change from        ferred sales       charge
                ify for reduc-     another fund       charge            .Minimum in-
                tion or waiver    .No initial sales  .Higher annual      vestment of at
                of initial sales   charge             expenses than      least $15 mil-
                charge            .Converts to        Class A            lion
               .Lower annual       Class A after     .Does not con-     .Lower annual
                expenses than      8 years            vert to Class A    expenses than
                Class L           .Deferred sales                        the other
                                   charge based                          classes
                                   on that of the
                                   fund owned
                                   prior to
                                   exchange
----------------------------------------------------------------------------------------
Initial sales   Up to 2.00%;       None               None               None
charge          waived for
                certain
                investors. No
                charge for
                purchases of
                $500,000 or
                more
----------------------------------------------------------------------------------------
Deferred sales  1.00% on           Up to 5%           None               None
charge          purchases of       charged when
                $500,000 or        you redeem
                more if you        shares; the
                redeem within      charge is
                1 year of          reduced over
                purchase           time and there
                                   is no deferred
                                   sales charge
                                   after 5 years
----------------------------------------------------------------------------------------
Annual          0.25% of           0.75% of           0.75% of           None
distribution    average daily      average daily      average daily
and service     net assets         net assets         net assets
fees
----------------------------------------------------------------------------------------
Exchange        Class A shares     Class B shares     Class L shares     Class Y shares
privilege*      of most Smith      of most Smith      of most Smith      of most Smith
                Barney funds       Barney funds       Barney funds       Barney funds
----------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.

                                                      Smith Barney Mutual Funds

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You do not pay a sales charge on investments of $500,000 or more, or on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by Class A shares serviced by them.





                             Sales Charge Sales Charge Broker/Dealer
                              as a % of    as a % of     Commission
                               offering    net amount    as a % of
          Amount of purchase    price       invested   offering price
          Less than $500,000     2.00         2.04             1.80
          $500,000 or more        -0-          -0-       up to 1.00*


* A distributor may pay up to 1.00% to Service Agents.

Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.


Accumulation privilege - lets you combine the current value of Class A shares owned


 .  by you, or
 .  by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Short-Term High Grade Bond Fund

Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.


Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

..  Employees of NASD members
..  Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
..  Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified
..  Investors who owned Class A shares of the fund prior to August 5, 2002

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares

Class B shares, which are available only through exchanges of Class B shares of other Smith Barney funds, are purchased at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your original purchase payment in a Smith Barney fund, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


           Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
           Deferred sales charge 5%  4%  3%  2%  1%        0%


Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


                                                      Smith Barney Mutual Funds

Class B conversion After 8 years from your original purchase payment of Class B shares, such shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:


Shares issued:                                   Shares issued:
Upon exchange from                               On reinvestment of
another Smith Barney fund                        dividends and
                                                 distributions
On the date the shares originally acquired would In same proportion
have converted into Class A shares               as the number of
                                                 Class B shares
                                                 converting is to total
                                                 Class B shares you
                                                 own (excluding
                                                 shares issued as
                                                 dividends)

Class L shares

You buy Class L shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. If you held Class C shares of other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2004.


Service Agents receive an annual fee of 0.75% of the average daily net assets represented by the Class L shares serviced by them.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


  More about deferred sales charges


The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore your sales charge does not take into account any subsequent appreciation or depreciation.


In addition, you do not pay a deferred sales charge on:

..  Shares exchanged for shares of another Smith Barney fund
..  Shares representing reinvested distributions and dividends
..  Shares no longer subject to the deferred sales charge

Short-Term High Grade Bond Fund

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

..  On payments made through certain systematic withdrawal plans
..  For involuntary redemptions of small account balances
..  For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

  Buying shares

          Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.
                    If you do not provide the following information, your order will be rejected:
                    Class of shares being bought
                    Dollar amount or number of shares being bought
                    You should pay for your shares through your brokerage account no later than the third business day after you place your order. Your Service Agent may charge an annual account maintenance fee.
      --------------------------------------------------------------------

                                                      Smith Barney Mutual Funds

    Through the Qualified retirement plans and certain other investors fund who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                .Write the fund at the following address:
                    Smith Barney Funds, Inc.
                    Short-Term High Grade Bond Fund
                    (Specify class of shares)
                    c/o PFPC Global Fund Services
                    P.O. Box 9699
                    Providence, RI 02940-9699
                .Enclose a check to pay for the shares. For initial
                  purchases, complete and send an account
                  application.
                .For more information, call Smith Barney Share-
                  holder Services at 1-800-451-2010.
-------------------------------------------------------------------------------
      Through a You may authorize your Service Agent or the sub-systematic transfer agent to transfer funds automatically from (i) a investment plan regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regu-lar basis.

                .Amounts transferred should be at least: $25
                  monthly or $50 quarterly
                .If you do not have sufficient funds in your ac-
                  count on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                For more information, contact your Service Agent or consult the SAI.


Short-Term High Grade Bond Fund

  Exchanging shares


 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund into which you help meet the are exchanging. An exchange is a taxable transaction. varying needs of both large and .You may exchange shares only for shares of the
     small investors   same class of another Smith Barney fund. Not all
                       Smith Barney funds offer all classes.
                     .Not all Smith Barney funds may be offered in
                       your state of residence. Contact your Service
                       Agent or the transfer agent for further in-
                       formation.
                     .Exchanges of Class A, Class B and Class L shares
                       are subject to minimum investment requirements
                       (except for systematic investment plan
                       exchanges), and all shares are subject to the other
                       requirements of the fund into which exchanges
                       are made. Class L shares and Class A shares pur-
                       chased on or after August 5, 2002, will not be sub-
                       ject to a sales charge differential at the time of the
                       exchange. However, if you exchange Class L
                       shares that are not already subject to a deferred
                       sales charge, you may be subject to a 1.00% de-
                       ferred sales charge if you redeem your shares
                       within one year of the date of the exchange.
                     .If you hold share certificates, the sub-transfer
                       agent must receive the certificates endorsed for
                       transfer or with signed stock powers (documents
                       transferring ownership of certificates) before the
                       exchange is effective.
                     .The fund may suspend or terminate your ex-
                       change privilege if you engage in an excessive pat-
                       tern of exchanges.
-------------------------------------------------------------------------------


                                                      Smith Barney Mutual Funds

  Additional sales Class A shares of the fund held prior to August 5, 2002, charges may be subject to a sales charge differential upon the exchange of such shares for Class A shares of another Smith Barney fund sold with a sales charge. The sales charge differential is the sales charge rate applicable to purchases of shares of the mutual fund being acquired in the exchange. To the extent the fund shares relin-quished in the exchange are attributable to prede-
                   cessor shares for which a sales charge was paid, the
                   sales charge differential does not apply. For purposes
                   of the exchange privilege, shares obtained through automatic reinvestment of dividends and capital gain distributions are treated as having paid the same sales charges applicable to the shares in which the dividends or distributions were paid.
  ---------------------------------------------------------------------------
         Waiver of Your deferred sales charge (if any) will continue to be additional sales measured from the date of your original purchase of charges shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.
  ---------------------------------------------------------------------------
      By telephone If you do not have a brokerage account with a Service
                   Agent you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                   Stock Exchange is open. Call Smith Barney Share-holder Services at 1-800-451-2010 between 9:00 a.m.
                   and 4:00 p.m. (Eastern time).

                   You can make telephone exchanges only between
                   accounts that have identical registrations.
  ---------------------------------------------------------------------------
           By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.


Short-Term High Grade Bond Fund

  Redeeming shares

       Generally Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
       -
         By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                         Smith Barney Funds, Inc.
                         Short-Term High Grade Bond Fund
                         (Specify class of shares)
                         c/o PFPC Global Fund Services
                         P.O. Box 9699
                         Providence, RI 02940-9699

                 Your written request must provide the following:

                 .The fund name and account number
                 .The class of shares and the dollar amount or
                   number of shares to be redeemed
                 .Signatures of each owner exactly as the account is
                   registered

                                                      Smith Barney Mutual Funds

    By telephone If you do not have a brokerage account, you may be eligible to redeem shares (except those held in retire-ment plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New
                 York Stock Exchange is open. Call Smith Barney
                 Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                 Your redemption proceeds can be sent by check to
                 your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-
                 ization form. You must submit a new authorization
                 form to change the bank account designated to receive
                 wire or electronic transfers and you may be asked to
                 provide certain other documents. The sub-transfer
                 agent may charge a fee on a wire or an electronic
                 transfer (ACH).
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1% per month of the
                 value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 .Your shares must not be represented by
                   certificates
                 .All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.


Short-Term High Grade Bond Fund

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

..  Name of the fund
..  Account number
..  Class of shares being bought, exchanged or redeemed
.. Dollar amount or number of shares being bought, exchanged or redeemed .. Signature of each owner exactly as the account is registered


The sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent or sub-transfer agent will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

..  Are redeeming over $50,000
..  Are sending signed share certificates or stock powers to the sub-transfer agent
..  Instruct the sub-transfer agent to mail the check to an address different from the one on your account
..  Changed your account registration
..  Want the check paid to someone other than the account owner(s)
..  Are transferring the redemption proceeds to an account with a different registration
..  Are making more than one redemption request in any 10 day period.

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

..  Suspend the offering of shares
..  Waive or change minimum and additional investment amounts
..  Reject any purchase or exchange order
..  Change, revoke or suspend the exchange privilege


                                                      Smith Barney Mutual Funds

..  Suspend telephone transactions
..  Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
.. Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to $500. If your account is still below $500 after 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


Short-Term High Grade Bond Fund

  Distributions, dividends and taxes


Dividends and distributions The fund declares and pays dividends each month from its net investment income. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent before the payment date will not be effective until the next distribution or dividend is paid.



Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarize the tax status to you of certain transactions related to the fund.



   Transaction                             Federal tax status
   Redemption or exchange of shares        Usually capital gain or loss, long-
                                           term only if shares owned more
                                           than one year
   Long-term capital gain distributions    Long-term capital gain
   Short-term capital gain distributions   Ordinary income
   Dividends                               Ordinary income


Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


                                                      Smith Barney Mutual Funds

  Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund generally values its fund securities based on market prices or quotations. When reliable market prices or quotations are not readily available, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

Short-Term High Grade Bond Fund

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is presented for Class B shares because no shares were outstanding during these fiscal years.


  For a Class A share of capital stock outstanding throughout each year ended December 31, except as otherwise noted:


                                        2002     2001/(2)/ 2000/(2)/ 1999/(2)/ 1998/(2)/
----------------------------------------------------------------------------------------
Net asset value, beginning of period $ 4.17/(2)/  $ 4.06    $ 3.97    $ 4.13    $ 4.09
----------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income                0.15         0.20      0.20      0.19      0.20
  Net realized and unrealized gain
   (loss)                              0.11         0.11      0.10     (0.16)     0.04
----------------------------------------------------------------------------------------
Total income from operations           0.26         0.31      0.30      0.03      0.24
----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (0.15)       (0.20)    (0.21)    (0.19)    (0.20)
----------------------------------------------------------------------------------------
Total distributions                   (0.15)       (0.20)    (0.21)    (0.19)    (0.20)
----------------------------------------------------------------------------------------
Net asset value, end of period       $ 4.28       $ 4.17    $ 4.06    $ 3.97    $ 4.13
----------------------------------------------------------------------------------------
Total return                           6.36%        7.76%     7.67%     0.76%     6.07%
----------------------------------------------------------------------------------------
Net assets, end of period (millions) $90.00       $   51    $   44    $   53    $   69
----------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                             0.95%        0.99%     1.01%     1.01%     1.04%
  Net investment income                3.49         4.75      5.16      4.70      4.94
----------------------------------------------------------------------------------------
Portfolio turnover rate                  71%          54%       91%       88%      150%
----------------------------------------------------------------------------------------




/(2)/ Per share amounts have been calculated using the monthly average shares method.




                                                      Smith Barney Mutual Funds

  For a Class L share of capital stock outstanding throughout each year ended December 31, except as otherwise noted:



                                                   2002/(1)(2)/
                -----------------------------------------------
                Net Asset Value, Beginning of Year   $ 4.24
                -----------------------------------------------
                Income From Operations:
                 Net investment income                 0.05
                 Net realized and unrealized gain      0.05
                -----------------------------------------------
                Total Income From Operations           0.10
                -----------------------------------------------
                Less Distributions From:
                 Net investment income                (0.06)
                -----------------------------------------------
                Total Distributions                   (0.06)
                -----------------------------------------------
                Net Asset Value, End of Year         $ 4.28
                -----------------------------------------------
                Total Return++                         2.34%
                -----------------------------------------------
                Net Assets, End of Year (millions)   $   10
                -----------------------------------------------
                Ratios to Average Net Assets+:
                 Expenses                              1.32%
                 Net investment income                 2.81
                -----------------------------------------------
                Portfolio Turnover Rate                  71%
                -----------------------------------------------



(1)For the period from August 5, 2002 (inception date) through December 31,
   2002.


(2)Per share amounts have been calculated using the monthly average shares method.


 ++Total return is not annualized, as it may not be representative of the total return for the year.


 +Annualized.


  For a Class Y share of capital stock outstanding throughout each year ended December 31, except as otherwise noted:


                                         2002/(2)/ 2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $ 4.17    $ 4.06    $ 3.97    $ 4.13    $ 4.09
------------------------------------------------------------------------------------------
Income (loss) From Operations:
 Net investment income                      0.17      0.22      0.23      0.21      0.22
 Net realized and unrealized gain (loss)    0.11      0.11      0.08     (0.16)     0.04
------------------------------------------------------------------------------------------
Total Income From Operations                0.28      0.33      0.31      0.05      0.26
------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.17)    (0.22)    (0.22)    (0.21)    (0.22)
------------------------------------------------------------------------------------------
Total Distributions                        (0.17)    (0.22)    (0.22)    (0.21)    (0.22)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $ 4.28    $ 4.17    $ 4.06    $ 3.97    $ 4.13
------------------------------------------------------------------------------------------
Total Return                                6.81%     8.25%     8.18%     1.26%     6.56%
------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)        $  130    $   73    $   53    $   51    $   45
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   0.52%     0.53%     0.54%     0.53%     0.56%
 Net investment income                      3.93      5.17      5.65      5.19      5.42
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       71%       54%       91%       88%      150%
------------------------------------------------------------------------------------------





(1)Per share amounts have been calculated using the monthly average shares method.




Short-Term High Grade Bond Fund

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed(R)

Smith Barney Short-Term High Grade Bond Fund

An investment portfolio of Smith Barney Funds, Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent, or the transfer agent if you do not want this policy to apply to you.


Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this prospectus.



You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act
file no. 811-01464)

FD02319 4/03

                                   PROSPECTUS

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                 U.S. GOVERNMENT
                                 SECURITIES FUND
--------------------------------------------------------------------------------

Class A, B, L and Y Shares


April 30, 2003


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                               [Logo] Smith Barney
                                      Mutual Funds
                               Your Serious Money. Professionally Managed.(r)

--------------------------------------------------------------------------------
   INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK GUARANTEE . MAY LOSE VALUE
--------------------------------------------------------------------------------

Smith Barney
U.S. Government Securities Fund

--------------------------------------------------------------------------------
           Contents
--------------------------------------------------------------------------------


           Investments, risks and performance ..............................   2

           More on the fund's investments ..................................   8

           Management ......................................................   9

           Choosing a class of shares to buy ...............................  10

           Comparing the fund's classes ....................................  11

           Sales charges ...................................................  12

           More about deferred sales charges ...............................  14

           Buying shares ...................................................  15

           Exchanging shares ...............................................  16

           Redeeming shares ................................................  18

           Other things to know about share
           transactions ....................................................  20

           Dividends, distributions and taxes ..............................  22

           Share price .....................................................  23

           Financial highlights ............................................  24


The fund is a series of Smith Barney Funds, Inc., a Maryland corporation.

                                                    Smith Barney Mutual Funds  1

--------------------------------------------------------------------------------
Investments, risks and performance
--------------------------------------------------------------------------------

Investment objective

The fund seeks high current income, liquidity and security of principal.

Principal Investment Strategies


Key investments Under normal market conditions the fund will invest at least 80% of its net assets plus any borrowings for investment purposes, in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and in related repurchase and reverse repurchase agreements. These U.S. government securities in which the fund invests consist primarily of mortgage-related securities and U.S. Treasury securities. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.


Selection process The manager selects individual securities that it believes are undervalued or will offer better protection of capital during periods of changing market conditions. The manager spreads the fund's investments among various sectors, focusing more heavily on sectors it believes will experience less price volatility given prevailing interest rates and expected interest rate movements. In selecting individual securities, the manager:

..     Determines sector and maturity weightings based on intermediate and long-term assessments of the economic environment and relative value factors based on interest rate outlook
..     Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk
..     Monitors the spreads between U.S. Treasury and government agency or instrumentality issuers and purchases agency and instrumentality issues that it believes will provide a yield advantage
..     Uses research to uncover inefficient sectors of the government securities and mortgage markets and adjusts portfolio positions to take advantage of new information

2  U.S. Government Securities Fund

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

..     Interest rates increase, causing the prices of fixed income securities to decline, which would reduce the value of the fund's portfolio
..     Prepayment or call risk: As interest rates decline, the issuers of mortgage-related or callable securities held by the fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities
..     Extension risk: As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities
..     The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Payments of principal and interest on mortgage-backed securities issued by instrumentalities of the U.S. government are guaranteed solely by the issuer and not guaranteed by the U.S. government. Although payment of principal and interest on mortgage-backed securities issued by U.S. agencies are guaranteed by the full faith and credit of the U.S. government, this guarantee does not apply to losses resulting from declines in the market value of these securities.

Who may want to invest The fund may be an appropriate investment if you:

..     Are seeking income consistent with preservation of capital
..     Are willing to accept the interest rate risks and market risks of investing in government bonds and mortgage-related securities
..     Prefer to invest in U.S. government securities rather than higher yielding corporate or foreign securities

                                                    Smith Barney Mutual Funds  3

Performance Information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, L and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the impact of taxes on the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


--------------------------------------------------------------------------------
                         Total Return for Class A Shares
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

                        Calendar years ended December 31

        93     94      95     96     97     98     99     00     01     02
        --     --      --     --     --     --     --     --     --     --
       6.4   (1.48)  16.52   3.97   9.67   6.04  (0.24)  9.93   7.09   7.78


Highest and Lowest Quarterly returns
(for the periods shown in the bar chart)

Highest: 5.36% in 2nd quarter 1995; Lowest: (2.18)% in 1st quarter 1994


4  U.S. Government Securities Fund

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                     Calendar Years Ended December 31, 2002
--------------------------------------------------------------------------------

                                                        Since       Inception
                       1 year   5 years    10 years   Inception        Date
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
Return Before
  Taxes                 2.95%    5.10%       5.97%      8.34%        10/09/84
--------------------------------------------------------------------------------
Return After Taxes
  on Distributions(1)   1.09%    2.71%       3.32%       n/a
--------------------------------------------------------------------------------
Return After Taxes
  on Distributions
  and Sale of Fund
  Shares(1)             1.77%    2.86%       3.40%       n/a
--------------------------------------------------------------------------------
Other Classes (Return Before Taxes Only)
--------------------------------------------------------------------------------
Class B                 2.75%    5.38%        n/a       7.11%         11/7/94
--------------------------------------------------------------------------------
Class L                 5.14%    5.34%       5.81%      5.88%         12/2/92
--------------------------------------------------------------------------------
Class Y                 8.06%    6.37%        n/a       6.64%        01/12/93
--------------------------------------------------------------------------------
Lehman MBS Aggregate    8.75%    7.34%       7.28%       n/a              *
Bond Index(2)
--------------------------------------------------------------------------------

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class L and Class Y shares will vary.

(2) The Lehman MBS Aggregate Bond Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Corporation. An investor cannot invest directly in an index.

*     Index performance begins on December 31, 1992.



                                                    Smith Barney Mutual Funds  5

Fee table


This table sets forth the fees and expenses you may pay if you invest in fund shares.


--------------------------------------------------------------------------------
                                Shareholder fees
--------------------------------------------------------------------------------
(fees paid directly from your investment) Class A Class B Class L Class Y
--------------------------------------------------------------------------------
Maximum sales charge (load)
  imposed on purchases                      4.50%     None      1.00%     None
 (as a % of offering price)
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
  (as a % of the lower of net asset
  value at purchase or redemption)          None*     4.50%     1.00%     None


--------------------------------------------------------------------------------
                         Annual fund operating expenses
--------------------------------------------------------------------------------
(Expenses deducted from fund assets)       Class A   Class B   Class L   Class Y
--------------------------------------------------------------------------------
Management fee                              0.46%     0.46%     0.46%     0.46%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees       0.25%     0.75%     0.70%     None
--------------------------------------------------------------------------------
Other expenses                              0.13%     0.11%     0.27%     0.08%
--------------------------------------------------------------------------------
Total annual fund operating expenses        0.84%     1.32%     1.43%     0.54%
--------------------------------------------------------------------------------


* You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

..     You invest $10,000 in the fund for the period shown
..     Your investment has a 5% return each year
..     You reinvest all distributions and dividends without a sales charge


..     The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same


6  U.S. Government Securities Fund

--------------------------------------------------------------------------------
                       Number of years you own your shares
--------------------------------------------------------------------------------


                                         1 year   3 years   5 years   10 years
--------------------------------------------------------------------------------
Class A (with or without redemption)      $532     $706      $895      $1,441
--------------------------------------------------------------------------------
Class B (redemption at end of period)     $584     $718      $823      $1,458
--------------------------------------------------------------------------------
Class B (no redemption)                   $134     $418      $723      $1,458
--------------------------------------------------------------------------------
Class L (redemption at end of period)     $344     $548      $874      $1,796
--------------------------------------------------------------------------------
Class L (no redemption)                   $244     $548      $874      $1,796
--------------------------------------------------------------------------------
Class Y (with or without redemption)      $ 55     $173      $302      $  677


                                                    Smith Barney Mutual Funds  7

--------------------------------------------------------------------------------
More on the fund's investments
--------------------------------------------------------------------------------

Derivative contracts The fund may, but need not, use derivative contracts, such as interest rate futures and options on interest rate futures, for any of the following purposes:

..     To hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates
..     As a substitute for buying or selling securities

..     As a cashflow management technique


A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in derivative contracts can have a big impact on a fund's interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.


Mortgage dollar rolls The fund may invest up to 331/3% of its assets in mortgage dollar roll transactions, where the fund sells a mortgage-related security and simultaneously agrees to repurchase, at a future date, another mortgage-related security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The benefits from these transactions depend on the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if the securities to be repurchased decline in value before the date of repurchase.


Risk of high portfolio turnover The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


8  U.S. Government Securities Fund

--------------------------------------------------------------------------------
Management
--------------------------------------------------------------------------------


Manager The fund's investment manager is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"), formerly Salomon Smith Barney Inc. The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Mark Lindbloom and Francis Mustaro are responsible for the day-to-day management of the fund's portfolio since March 2002. Both individuals are investment officers of the manager (SBFM). Mr. Lindbloom is a managing director of Salomon Brothers Asset Management Inc. ("SBAM"), an affiliate of the manager. Mr. Mustaro is a director of SBAM.

Management fees During the fiscal year ended December 31, 2002, the manager received an advisory fee equal to 0.46% of the fund's average daily net assets.


Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (formerly Travelers Bank and Trust, fsb) serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.


                                                    Smith Barney Mutual Funds  9

--------------------------------------------------------------------------------
Choosing a class of shares to buy
--------------------------------------------------------------------------------

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.


..     If you plan to invest regularly or in large amounts, buying Class A shares, or if you meet the minimum investment requirements, Class Y shares may help you reduce sales charges and ongoing expenses.

..     For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
..     Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

..     A broker-dealer, financial intermediary, financial institution or distributor's financial consultants (each called a "Service Agent")
..     The fund, but only if you are investing through certain qualified plans or certain dealer representatives

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

--------------------------------------------------------------------------------
                                                Initial               Additional
--------------------------------------------------------------------------------
                                      Classes A, B, L    Class Y    All Classes
--------------------------------------------------------------------------------
General                                    $1,000     $15 million      $50
--------------------------------------------------------------------------------
IRAs, Self Employed Retirement
Plans, Uniform Gift or Transfer
to Minor Accounts                          $  250     $15 million      $50
--------------------------------------------------------------------------------
Qualified Retirement Plans*                $   25     $15 million      $25
--------------------------------------------------------------------------------
Simple IRAs                                $    1         n/a          $ 1
--------------------------------------------------------------------------------
Monthly Systematic Investment Plans        $   25         n/a          $25
--------------------------------------------------------------------------------
Quarterly Systematic Investment Plans      $   50         n/a          $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans

10 U.S. Government Securities Fund

Comparing the fund's classes


Your Service Agent can help you decide which class meets your goals. They may receive different compensation depending upon which class you choose.


-------------------------------------------------------------------------------------------------
                          Class A           Class B           Class L             Class Y
-------------------------------------------------------------------------------------------------
Key features          . Initial sales    . No Initial     . Initial sales     . No initial
                        charge             sales charge     charge is           or deferred
                      . You may qual-    . Deferred         lower than          sales charge
                        ify for reduc-     sales charge     Class A           . Must invest
                        tion or waiver     declines       . Deferred sales      at least
                        of initial sales   over time        charge for          $15 million
                        charge           . Converts to      only 1 year       . Lower annual
                      . Lower annual       Class A after  . Does not con-       expenses than
                        expenses than      8 years          vert to Class A     the other
                        Class B and      . Higher annual  . Higher annual       classes
                        Class L            expenses than    expenses than
                                           Class A          Class A
-------------------------------------------------------------------------------------------------
Initial sales         Up to 4.50%;       None             1.00%               None
charge                reduced for
                      large purchases
                      and waived for
                      certain investors;
                      no charge for
                      purchases of
                      $500,000 or
                      more
-------------------------------------------------------------------------------------------------
Deferred              1% on pur-         Up to 4.50%      1.00%               None
sales charge          chases of          charged when     redeem within
                      $500,000 or        you redeem       1 year of
                      more if you        shares. The      purchase
                      redeem within      charge is
                      1 year of          reduced over
                      purchase           time and there
                                         is no deferred
                                         sales charge
                                         after 5 years
-------------------------------------------------------------------------------------------------
Annual                0.25% of aver-     0.75% of aver-   0.70% of aver-      None
distribution          age daily net      age daily net    age daily net
and service           assets             assets           assets
fees
-------------------------------------------------------------------------------------------------
Exchange              Class A shares     Class B shares   Class L shares      Class Y shares
privilege             of most Smith      of most Smith    of most Smith       of most Smith
                      Barney funds       Barney funds     Barney funds        Barney funds
-------------------------------------------------------------------------------------------------

*     Ask your Service Agent for the Smith Barney funds available for exchange.

                                                    Smith Barney Mutual Funds 11

--------------------------------------------------------------------------------
Sales charges
--------------------------------------------------------------------------------

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.


The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.


                                                                      Broker/
                                                                      Dealer
                                     Sales charge as a % of:        Commission
                                     Offering       Net amount       as % of
Amount of purchase                   price (%)     invested (%)   Offering Price
--------------------------------------------------------------------------------
Less than $25,000                       4.50           4.71            4.05
--------------------------------------------------------------------------------
$25,000 but less than $50,000           4.00           4.17            3.60
--------------------------------------------------------------------------------
$50,000 but less than $100,000          3.50           3.63            3.15
--------------------------------------------------------------------------------
$100,000 but less than $250,000         2.50           2.56            2.25
--------------------------------------------------------------------------------
$250,000 but less than $500,000         1.50           1.52            1.35
--------------------------------------------------------------------------------

$500,000 or more                        0.00           0.00          up to 1.00*
--------------------------------------------------------------------------------

*     A distributor pays up to 1.00% to the Service Agent.


Investments of $500,000 or more You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

Accumulation privilege -- lets you combine the current value of Class A shares owned

..     by you, or

..     by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain

12 U.S. Government Securities Fund
trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent -- lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

..     Employees of NASD members
..     Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
..     Investors who redeemed Class A shares of a Smith Barney fund in the past
      60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares


You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


--------------------------------------------------------------------------------
 Year after purchase       1st     2nd    3rd     4th     5th   6th through 8th
--------------------------------------------------------------------------------
 Deferred sales charge     4.5%     4%     3%      2%      1%         0%
--------------------------------------------------------------------------------


Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.


Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

--------------------------------------------------------------------------------
Shares issued:         Shares issued:                     Shares issued:
At initial             On reinvestment of                 Upon exchange from
purchase               dividends and                      another Smith Barney
                       distributions                      fund
--------------------------------------------------------------------------------
Eight years            In same proportion as              On the date the shares
after the date         the number of Class B              originally acquired
of purchase            shares converting is to            would have converted
payment                total Class B shares               into Class A shares
                       you own (excluding
                       shares issued as
                       dividends)

                                                    Smith Barney Mutual Funds 13

Class L shares

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2004.

Service Agents selling Class L shares receive a commission of up to 1.75% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average net assets represented by the Class L shares held by their clients.

Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


--------------------------------------------------------------------------------
More about deferred sales charges
--------------------------------------------------------------------------------


The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore your sales charge does not take into account any subsequent appreciation or depreciation.


In addition, you do not pay a deferred sales charge on:

..     Shares exchanged for shares of another Smith Barney fund
..     Shares representing reinvested distributions and dividends
..     Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.


If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.


The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

14 U.S. Government Securities Fund

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

..     On payments made through certain systematic withdrawal plans
..     On certain distributions from a retirement plan
..     For involuntary redemptions of small account balances
..     For 12 months following the death or disability of a shareholder


If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

          Through a    You should contact your Service Agent to open a broker-
      Service Agent    age account and make arrangements to buy shares.

                       If you do not provide the following information, your order will be rejected

                       .   Class of shares being bought

                       .   Dollar amount or number of shares being bought


                       You should pay for your shares through your brokerage account no later than the third business day after you place your order. Your Service Agent may charge an annual account maintenance fee.


--------------------------------------------------------------------------------
        Through the    Qualified retirement plans and certain other investors
               fund    who are clients of Service Agents are eligible to buy
                       shares directly from the fund.

                       .   Write the fund at the following address:

                           Smith Barney Funds, Inc.
                           U.S. Government Securities Fund
                           (Specify class of shares)
                           c/o PFPC Global Fund Services
                           P.O. Box 9699 Providence, RI 02940-9699

                       . Enclose a check to pay for the shares. For initial purchases, complete and send an account application.


                       . For more information, please call Smith Barney Shareholder Services at 1-800-451-2010


--------------------------------------------------------------------------------

14 U.S. Government Securities Fund

          Through a    You may authorize your Service Agent or the sub-transfer
         systematic    agent to transfer funds automatically from (i) a regular
    investment plan    bank account, (ii) cash held in a brokerage account or
                       (iii) certain money market funds to buy shares on a regular basis.

                       . Amounts transferred should be at least: $25 monthly or $50 quarterly.

                       . If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee.

                       For more information, contact your Service Agent or the transfer agent or consult the SAI.

--------------------------------------------------------------------------------
Exchanging shares
--------------------------------------------------------------------------------

       Smith Barney    You should contact your Service Agent to exchange into a
  distinctive other    offers Smith Barney mutual funds. Be sure to read the
    family of funds    prospectus of the Smith Barney mutual fund into which
   tailored to help    you are exchanging. An exchange is a taxable transaction.
   meet the varying    .   You may exchange shares only for shares of the same
needs of both large        class of another Smith Barney fund. Not all Smith
and small investors        Barney funds offer all classes.
                       .   Not all Smith Barney funds may be offered in your
                           state of residence. Contact your Service Agent or the transfer agent.

                       . Exchanges of Class A, Class B and Class Lshares are subject to minimum investment requirements (except for investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. Your shares will not be subject to an initial sales charge at the time of the exchange.

                       . If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

                       . The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

--------------------------------------------------------------------------------

                                                    Smith Barney Mutual Funds 15

Waiver of additional   Your shares will not be subject to an
                       initial sales charge at sales charges the time of the exchange.


                       Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

--------------------------------------------------------------------------------
        By telephone   If you do not have a brokerage account with a Service
                       Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock
                       Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).


                       You can make telephone exchanges only between accounts that have identical registrations.


--------------------------------------------------------------------------------
             By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.


--------------------------------------------------------------------------------

                                                    Smith Barney Mutual Funds 17

--------------------------------------------------------------------------------
Redeeming shares
--------------------------------------------------------------------------------

          Generally    Contact your Service Agent to redeem shares of the fund.

                       If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                       If the shares are held by a fiduciary or corporation, other documents may be required.

                       Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                       If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

--------------------------------------------------------------------------------
            By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                           Smith Barney Funds, Inc.
                           U.S. Government Securities Fund
                           (Specify class of shares)
                           c/o PFPC Global Fund Services
                           P.O. Box 9699 Providence, RI 02940-9699

                   Your written request must provide the following:

                       .   The fund name and account number

                       . The class of shares and the dollar amount or number of shares to be redeemed

                       . Signatures of each owner exactly as the account is registered

--------------------------------------------------------------------------------

18 U.S. Government Securities Fund

       By telephone    If you do not have a brokerage account, you may be
                       eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York
                       Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                       Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) transfer to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer
                       (ACH).

--------------------------------------------------------------------------------
     Automatic cash    You can arrange for the automatic redemption of a portion
   withdrawal plans    of your shares on a monthly or quarterly basis. To
                       qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                       The following conditions apply

                       .   Your shares must not be represented by certificates

                       .   All dividends and distributions must be reinvested

                       For more information, contact your Service Agent or consult the SAI.

                                                    Smith Barney Mutual Funds 19

--------------------------------------------------------------------------------
Other things to know about share transactions
--------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

..     Name of the fund
..     Account number
..     Class of shares being bought, exchanged or redeemed
..     Dollar amount or number of shares being bought, exchanged or redeemed
..     Signature of each owner exactly as the account is registered


The sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent or sub-transfer agent will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

..     Are redeeming over $50,000
..     Are sending signed share certificates or stock powers to the sub-transfer agent
..     Instruct the sub-transfer agent to mail the check to an address different from the one on your account
..     Changed your account registration
..     Want the check paid to someone other than the account owner(s)
..     Are transferring the redemption proceeds to an account with a different registration

..     Are making more than one redemption request in any 10 day period


You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

20 U.S. Government Securities Fund

The fund has the right to:

..     Suspend the offering of shares
..     Waive or change minimum and additional investment amounts
..     Reject any purchase or exchange order
..     Change, revoke or suspend the exchange privilege o Suspend telephone transactions
..     Suspend or postpone redemptions of shares on any day when trading on the
      New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
..     Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to $500. If your account is still below $500 after 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemptions of shares in certain circumstances.

For more information, contact your Service Agent, the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

                                                    Smith Barney Mutual Funds 21

--------------------------------------------------------------------------------
Dividends, distributions and taxes
--------------------------------------------------------------------------------


Dividends The fund generally pays dividends from net investment income monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.


--------------------------------------------------------------------------------
        Transaction                    Federal tax status
--------------------------------------------------------------------------------
Redemption or exchange of shares       Usually capital gain or loss; long-term
                                       only if shares owned more than one year
--------------------------------------------------------------------------------
Long-term capital gain distributions   Long-term capital gain
--------------------------------------------------------------------------------
Short-term capital gain distributions  Ordinary income
--------------------------------------------------------------------------------
Dividends                              Ordinary income
--------------------------------------------------------------------------------

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


22 U.S. Government Securities Fund

--------------------------------------------------------------------------------
Share price
--------------------------------------------------------------------------------


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.


In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.

                                                   Smith Barney Mutual Funds  23

--------------------------------------------------------------------------------
Financial highlights
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).


--------------------------------------------------------------------------------
For a Class A share of capital stock outstanding throughout each year ended December 31:

--------------------------------------------------------------------------------


                                   2002(1)       2001(1)       2000(1)       1999(1)       1998(1)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                         $ 13.21       $ 13.09       $ 12.67       $ 13.41       $ 13.61
-----------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(3)           0.56          0.67          0.78          0.75          0.71
  Net realized and
    unrealized gain(3)               0.45          0.24          0.44         (0.78)         0.08
-----------------------------------------------------------------------------------------------------
Total income (loss)
  from operations                    1.01          0.91          1.22         (0.03)         0.79
-----------------------------------------------------------------------------------------------------
Less distributions from:

  Net investment income             (0.64)        (0.79)        (0.80)        (0.71)        (0.72)
  Net realized gains                 --            --            --            --           (0.27)
  Capital                            --            --            --            --           (0.00)(2)
-----------------------------------------------------------------------------------------------------
Total distributions                 (0.64)        (0.79)        (0.80)        (0.71)        (0.99)
-----------------------------------------------------------------------------------------------------
Net asset value, end of year      $ 13.58       $ 13.21       $ 13.09       $ 12.67       $ 13.41
-----------------------------------------------------------------------------------------------------
Total return                         7.78%         7.09%         9.93%        (0.24)%        6.04%
-----------------------------------------------------------------------------------------------------
Net assets, end of
  year (millions)                 $   234       $   222       $   225       $   203       $   251
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Operating Expenses                 0.84%         0.85%         0.85%         0.83%         0.81%
  Interest expense                   --            --            --            --            0.05
  Net investment income(3)           4.15          5.04          6.19          5.82          5.22
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate               418%          284%          214%          193%          268%
-----------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   Amount represents less than $0.01 per share.
(3) In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued the revised Audit and Accounting Guide for Investment Companies ("Guide"), which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires funds to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended December 31, 2001, net investment income, net realized and unrealized gain and ratio of net investment income to average net assets would have been $0.69, $0.22 and 5.16%, respectively. Per share, ratios and supplemental data for the years prior to January 1, 2001 have not been restated to reflect this change in presentation.


24 U.S. Government Securities Fund

--------------------------------------------------------------------------------
For a Class B share of capital stock outstanding throughout each year ended December 31:
--------------------------------------------------------------------------------


                                   2002(1)       2001(1)       2000(1)       1999(1)       1998(1)
------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                          $  13.23     $  13.11      $  12.69      $  13.42      $  13.63
------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(3)             0.50         0.58          0.72          0.70          0.64
  Net realized and
    unrealized gain (loss)(3)          0.44         0.26          0.43         (0.79)         0.08
------------------------------------------------------------------------------------------------------
Total income (loss)
  from operations                      0.94         0.84          1.15         (0.09)         0.72
------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (0.57)       (0.72)        (0.73)        (0.64)        (0.66)
  Net realized gains                   --           --            --            --           (0.27)
  Capital                              --           --            --            --           (0.00)(2)
------------------------------------------------------------------------------------------------------
Total distributions                   (0.57)       (0.72)        (0.73)        (0.64)        (0.93)
------------------------------------------------------------------------------------------------------
Net asset value, end of year       $  13.60     $  13.23      $  13.11      $  12.69      $  13.42
------------------------------------------------------------------------------------------------------
Total return                           7.25%        6.55%         9.36%        (0.66)%        5.47%
------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000)'s                     $ 75,161     $ 44,901      $ 15,096      $ 13,558      $ 14,861
------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Operating Expenses                   1.32%        1.34%         1.37%         1.33%         1.31%
  Interest expense                     --           --            --            --            0.05
  Net investment income(3)             3.68         4.32          5.69          5.34          4.69
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                 418%         284%          214%          193%          268%
------------------------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.
(2)   Amount represents less than $0.01 per share.

(3) In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued the revised Audit and Accounting Guide for Investment Companies ("Guide"), which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires funds to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended December 31, 2001, net investment income, net realized and unrealized gain and ratio of net investment income to average net assets would have been $0.59, $0.25 and 4.45%, respectively. Per share, ratios and supplemental data for the years prior to January 1, 2001 have not been restated to reflect this change in presentation.


                                                    Smith Barney Mutual Funds 25

--------------------------------------------------------------------------------
For a Class L share of capital stock outstanding throughout each year ended December 31:

--------------------------------------------------------------------------------


                                   2002(1)       2001(1)       2000(1)       1999(1)       1998(1)(2)
------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                         $  13.22      $  13.10      $  12.67      $  13.40      $  13.60
------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(4)            0.48          0.59          0.72          0.70          0.65
  Net realized and
    unrealized gain (loss)(4)         0.45          0.25          0.44         (0.79)         0.08
------------------------------------------------------------------------------------------------------
Total income (loss)
  from operations                     0.93          0.84          1.16         (0.09)         0.73
------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income              (0.57)        (0.72)        (0.73)        (0.64)        (0.66)
  Net realized gains                  --            --            --            --           (0.27)
  Capital                             --            --            --            --           (0.00)(3)
Total distributions                  (0.57)        (0.72)        (0.73)        (0.64)        (0.93)
------------------------------------------------------------------------------------------------------
Net asset value, end of year      $  13.58      $  13.22      $  13.10      $  12.67      $  13.40
------------------------------------------------------------------------------------------------------
Total return                          7.17%         6.56%         9.45%        (0.67)%        5.53%
------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000)'s                    $ 55,521      $ 30,960      $ 15,009      $ 14,308      $ 15,407
------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Operating Expenses                  1.43%         1.32%         1.32%         1.29%         1.27%
  Interest expense                    --            --            --            --            0.05
  Net investment income(4)            3.58          4.44          5.73          5.38          4.74
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                418%          284%          214%          193%          268%
------------------------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On June 12, 1998, the former Class C shares were renamed Class L shares.
      (3) Amount represents less than $0.01.

(4) In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued the revised Audit and Accounting Guide for Investment Companies ("Guide"), which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires funds to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended December 31, 2001, net investment income, net realized and unrealized gain and ratio of net investment income to average net assets would have been $0.61, $0.23 and 4.57%, respectively. Per share, ratios and supplemental data for the years prior to January 1, 2001 have not been restated to reflect this change in presentation.


26 U.S. Government Securities Fund

--------------------------------------------------------------------------------
For a Class Y share of capital stock outstanding throughout each year ended December 31:
--------------------------------------------------------------------------------



                                   2002(1)       2001(1)       2000(1)       1999(1)       1998(1)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                         $   13.22     $  13.10      $   12.68     $   13.42     $   13.64
-------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income(3)             0.60         0.70           0.83          0.79          0.75
  Net realized and
    unrealized gain (loss)(3)          0.44         0.25           0.43         (0.78)         0.08
-------------------------------------------------------------------------------------------------------
Total income (loss)
  from operations                      1.04         0.95           1.26          0.01          0.83
-------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                0.67        (0.83)         (0.84)        (0.75)        (0.78)
  Net realized gains                   --           --             --            --           (0.27)
  Capital                              --           --             --            --           (0.00)(2)
-------------------------------------------------------------------------------------------------------
Total distributions                    0.67        (0.83)         (0.84)        (0.75)        (1.05)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year      $   13.59     $  13.22      $   13.10     $   12.68     $   13.42
-------------------------------------------------------------------------------------------------------
Total return                           8.06%        7.41%         10.29%         0.08%         6.29%
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000)'s   $   2,207     $  2,483      $   2,444     $   2,472     $   3,447
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Operating Expenses                   0.54%        0.55%          0.56%         0.54%         0.52%
  Interest expense                     --           --             --            --            0.05
  Net investment income(3)             4.47%        5.29           6.49          6.10          5.52
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                 418%         284%           214%          193%          268%
-------------------------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.
(2)   Amount represents less than $0.01.

3) In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued the revised Audit and Accounting Guide for Investment Companies ("Guide"), which is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires funds to amortize premium and accrete all discounts on all fixed-income securities. If the fund had not adopted this new requirement for the year ended December 31, 2001, net investment income, net realized and unrealized gain and ratio of net investment income to average net assets would have been $0.72, $0.23 and 5.41%, respectively. Per share, ratios and supplemental data for the years prior to January 1, 2001 have not been restated to reflect this change in presentation.


                                                    Smith Barney Mutual Funds 27

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(R)

Smith Barney
U.S. Government
Securities Fund

An investment portfolio of Smith Barney Funds, Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incor- porated by reference into (is legally a part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad St, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


                        Your Serious Money. Professionally Managed.(R)is a registered service mark of Citigroup Global Markets Inc.

(Investment Company
Act file no. 811-01464)
FD 02321 4/03

                                April 30, 2003




                      STATEMENT OF ADDITIONAL INFORMATION

                           SMITH BARNEY FUNDS, INC.
                               125 Broad Street
                           New York, New York 10004


   Smith Barney Funds, Inc. (the "fund") currently consists of three portfolios: Large Cap Value Fund, U.S. Government Securities Fund and
Short-Term High Grade Bond Fund (collectively referred to as the "portfolios" and individually as a "portfolio"). The Large Cap Value Fund was named the "Equity Portfolio" prior to February 20, 1998. The Short-Term High Grade Bond Fund was named "Short-Term U.S. Treasury Securities Fund" prior to July 2, 1998.



   This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide more detailed information about the fund as well as matters already discussed in the associated prospectuses, each dated April 30, 2003, as amended and/or supplemented from time to time. Additional information about each portfolio's investments is available in the portfolios' annual and semi-annual reports to shareholders. Each portfolio's prospectus and report may be obtained from the fund at the address listed above or by calling (800) 451-2010, or from a broker/dealer, financial intermediary, or a financial institution (each called a "Service Agent") or by writing or calling the fund at the address set forth above.


                               TABLE OF CONTENTS


                                                               Page
                                                               ----
            Investment Objectives and Investment Policies.....   2
            Investment Restrictions...........................  12
            Directors and Officers............................  15
            Dividends, Distributions and Taxes................  18
            IRA and Other Prototype Retirement Plans..........  24
            Performance Information...........................  24
            Valuation of Shares...............................  28
            Purchase and Redemption of Shares.................  29
            Investment Management Agreement and Other Services  36
            Additional Information about the Manager..........  41
            Custodian.........................................  41
            Transfer Agent and Sub-Transfer Agent.............  42
            Independent Auditors..............................  42
            Additional Information about the Fund.............  42
            Voting............................................  43
            Annual and Semi-Annual Reports....................  47
            Financial Statements..............................  47
            Other Information.................................  48
            Appendix--Ratings of Debt Obligations.............  49

                 INVESTMENT OBJECTIVES AND INVESTMENT POLICIES


   The prospectus for each portfolio describes its investment objectives and policies. The following discussion supplements the description of each portfolio's investment policies in its prospectus. The investment objectives and policies of each portfolio are non-fundamental and thus may be modified by the Directors of the fund provided that any modification is not prohibited by the portfolios' investment restrictions or applicable laws. Each portfolio's investment adviser is Smith Barney Fund Management LLC ("SBFM" or the "manager").



   Large Cap Value Fund. The portfolio invests under normal market conditions in equity securities or other investments with similar economic characteristics although the fund has the authority to invest in some interest-paying debt obligations (such as U.S. government obligations, investment grade bonds and debentures), the portfolio manager under current market conditions has no present intent to make such investments. The portfolio manager may also invest in high quality short-term debt obligations (such as commercial paper and repurchase agreements collateralized by U.S. government securities with broker/dealers or other financial institutions, including the fund's custodian). Under normal market conditions, at least 80% or more of the portfolio's net assets, plus any borrowings for investment purposes, will be invested in common stocks of companies that have a market capitalization of at least $5 billion at the time of investment. The portfolio may also purchase preferred stocks and convertible securities. The portfolio may invest in non-dividend paying stocks. The portfolio may make investments in foreign securities, although the manager currently intends to limit such investments to 5% of the portfolio's assets (including European, Continental and Global Depositary Receipts). An additional 10% of its assets may be invested in sponsored American Depositary Receipts representing shares in foreign securities that are traded in U.S. securities markets.


   The portfolio may also invest in options (including swaps, caps, collars and floors), unseasoned issuers, REITS and other investment companies and may borrow money as a temporary measure for extraordinary or emergency purposes.


   U.S. Government Securities Fund. The portfolio invests in Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type and in mortgage participation certificates issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") and will also normally invest in other "U.S. government obligations," i.e., obligations issued or guaranteed by the United States, its agencies or instrumentalities.



   Under normal market conditions, the portfolio will seek to invest substantially all of its net assets, plus any borrowings for investment purposes, and the portfolio will invest not less than 80% of its assets--in such securities. As a hedge against changes in interest rates, the portfolio may enter into agreements with dealers in GNMA Certificates to purchase or sell an agreed-upon principal amount of GNMA Certificates at a specified price on a certain date, provided, that settlement occurs within 120 days of the trade date.



   Short-Term High Grade Bond Fund. The portfolio will seek to achieve its objective by investing under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the following securities: corporate bonds rated in one of the three highest categories for debt securities by a nationally recognized statistical rating organization ("NRSRO") (such as A or better by Moody's Investor Service, Inc. ("Moodys") or the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P")); U.S. government securities; and negotiable bank certificates of deposit and bankers' acceptances issued by domestic banks (but not their foreign branches) having total assets in excess of $1 billion. The portfolio's investments will be limited to debt securities that, at the time of investment, are considered to be of "investment grade" quality, i.e., securities rated by an NRSRO within one of the four highest ratings categories for debt securities, or securities deemed comparable thereto by the manager.


   In an effort to minimize fluctuations in market value, the dollar-weighted average maturity of the portfolio's securities shall normally not be less than one nor more than four years, and the average duration of the portfolio will typically be no greater than 3.5 years. The maximum remaining maturity of the securities in which the portfolio shall normally invest will be no greater than ten years. In calculating the maturity of a mortgage-backed security (such as a GNMA Certificate, described below), the portfolio will use the average life of the underlying mortgages in the pool backing the security, which takes into account the expected rate of prepayments.

   The portfolio may maintain a portion of its assets, which will usually not exceed 10%, in money market obligations and in cash to provide for payment of the portfolio's expenses and to meet redemption requests. It is the policy of the portfolio to be as fully invested in debt securities as practicable at all times. The portfolio reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

Fixed Income Securities

   Credit Quality. Each portfolio may invest in investment grade bonds, i.e. U.S. government securities or bonds rated, at the time of purchase, in the four highest ratings categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P. Obligations rated in the lowest of the top four rating categories (such as Baa by Moody's or BBB by S&P) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. In addition, it is possible that Moody's, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a portfolio, although the manager will consider these events in determining whether the portfolio should continue to hold the securities.


   U.S. Government Securities. U.S. government securities are obligations of, or are guaranteed by, the United States government, its agencies or instrumentalities. These include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. government. Some U.S. government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association and the FHLMC, are supported only by the credit of the instrumentality. GNMA is a government-chartered corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. FHLMC is a U.S. government-created entity controlled by the Federal Home Loan Banks.



   GNMA Securities. GNMA Certificates are debt securities issued by a mortgage banker or other mortgagee representing an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Scheduled payments of principal and interest are made each month to holders of GNMA Certificates (such as a portfolio). Unscheduled prepayments of mortgages are passed through to holders of GNMA Certificates at par with the regular monthly payments of principal and interest, which have the effect of reducing future payments on such Certificates and either increasing or decreasing the yield realized by the portfolio, depending on the cost of the underlying Certificate and its market value at the time of prepayment. The income portions of monthly payments received by these portfolios will be included in their net investment income. The average life of GNMA Certificates varies with the maturities of the underlying mortgages (with maximum maturities of 30 years) but is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, refinancing of such mortgages or foreclosure.

   GNMA Certificates have historically involved no credit risk; however, due to fluctuations in interest rates, the market value of such securities will vary during the period of a shareholder's investment in portfolio. Prepayments and scheduled payments of principal will be reinvested by the U.S. Government Securities portfolio in then available GNMA Certificates which may bear interest at a rate lower or higher than the Certificate from which the payment was received. As with other debt securities, the price of GNMA Certificates is likely to decrease in times of rising interest rates; however, in periods of falling interest rates, the potential for prepayment may reduce the general upward price increase of GNMA Certificates that might otherwise occur. If a portfolio buys GNMA Certificates at a premium, mortgage foreclosures or prepayments may result in a loss to the portfolio of up to the amount of the premium paid, since only timely payment of principal and interest is guaranteed.


   Zero Coupon Bonds. The U.S. Government Securities Fund and Short-Term High Grade Bond Fund may each invest in zero-coupon debt securities, which may be subject to greater volatility than other types of debt securities. Because zero-coupon securities do not make interest payments, such securities may fall more dramatically when interest rates rise than securities paying out interest on a current basis. However, when interest rates fall, zero-coupon securities may rise more rapidly in value because the securities have locked-in a particular rate of reinvestment that becomes more attractive the further rates fall.

   Mortgage-Backed Securities. Mortgage-backed securities are either issued by U.S. government agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. government or its agencies or instrumentalities. These agencies and instrumentalities include GNMA, FNMA and FHLMC. Privately-issued mortgage securities are typically issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the above institutions.

   Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans. Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.


   The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Faster or slower than expected prepayments may reduce the value of mortgage-backed securities in a portfolio. Therefore, under certain interest and prepayment rate scenarios, a fund may fail to recover the full amount of its investment in mortgage-backed securities, notwithstanding any direct or indirect governmental or agency guarantee.


   Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds at "locking in" a specified interest rate. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.


   A portfolio investments in mortgage-backed securities may include conventional mortgage pass-through securities, stripped mortgage-backed securities (SMBS) and certain classes of multiple class collateralized mortgage obligations (CMOs). Examples of SMBS include interest only and principal only securities. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages.



   The CMO classes in which a portfolio may invest include sequential and parallel pay CMOs, including planned amortization class (PAC) and target amortization class (TAC) securities. A portfolio may also invest in the floating rate mortgage-backed securities listed under "Structured
Mortgage-Backed Securities."

   Structured Mortgage-Backed Securities. A portfolio may invest in structured mortgage-backed securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators ("reference prices"). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in reference prices.

   The structured securities purchased by a portfolio may include interest only
(IO) and principal only (PO) securities, floating rate securities linked to the Cost of Funds Index (COFI floaters), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged floating rate securities ("super floaters"), leveraged inverse floating rate securities ("inverse floaters"), leveraged or super IOs and POs, inverse IOs, dual index floaters and range floaters.

   Mortgage Dollar Rolls. The U.S. Government Securities Fund may invest up to 33 1/3% of its assets in mortgage dollar roll transactions, where the U.S. Government Securities Fund sells a mortgage related security and simultaneously agrees to repurchase, at a future date, another mortgage related security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The benefits from these transactions depend on the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The U.S. Government Securities Fund may lose money if the the securities to be repurchased decline in value before the date of repurchase.

   Risks of Mortgage-Backed Securities. Many mortgage-backed and structured securities are considered to be derivative instruments. Different types of derivative securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars."

   The risk of early prepayments is the primary risk associated with mortgage IOs, super floaters and other leveraged floating rate mortgage-backed securities. The primary risks associated with COFI floaters, other "lagging rate" floaters, capped floaters, inverse floaters, POs and leveraged inverse IOs are the potential extension of average life and/or depreciation due to rising interest rates. The residual classes of CMOs are subject to both prepayment and extension risk.

   Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates.

   In addition to the interest rate, prepayment and extension risks described above, the risks associated with transactions in these securities may include:
(1) leverage and volatility risk and (2) liquidity and valuation risk. Derivative securities may sometimes increase or leverage a portfolio's exposure to a particular market risk. Leverage enhances the price volatility of derivative securities held by a portfolio.

   Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. For thinly traded derivative securities, the only source of price quotations may be the selling dealer.

Equity Securities


   Common Stock. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company, its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything.

However, any assets of the company exceeding the amount owed to creditors or preferred shareholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

   Preferred Stock. Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stock is entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities.

   Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company's common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment in the event of a bankruptcy to the company's creditors, including holders of the company's debt securities. This junior ranking to creditors makes preferred stock riskier in some respects than fixed income securities.

   Convertible Securities. Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company's common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock.

   A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock.

   Warrants and Stock Purchase Rights. Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer's common stock. Stock purchase rights are frequently issued as a dividend to a company's stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

   Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in a liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

   Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders if they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the portfolio.

   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to prepay their obligations. REITs are dependent upon the skills of the REITs' managers and are not diversified. REITs are generally dependent upon maintaining cash flow to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with that industry.

   REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

   REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.


   Swaps, Caps, Floors, Collars and Swaptions. As one way of managing its exposure to different types of investments, the fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.



   In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.



   Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund's investments and its share price and yield.



   Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the fund's performance. Swap agreements are subject to credit risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates.

The fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the fund's obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.


Other Transactions, Policies and Risks


   Repurchase and Reverse Repurchase Agreements. Each portfolio may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the portfolio at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the portfolio holds the security and which is not related to the coupon rate on the purchased security. The fund requires continual maintenance of the market value of the collateral in amounts at least equal to the resale price; thus risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date if the seller defaults, however, realization upon the collateral by the portfolio may be delayed or limited or the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A portfolio will enter into repurchase agreements only with broker/dealers or other financial institutions that are deemed creditworthy by the manager under guidelines approved by the Board of Directors. It is the policy of the fund not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a portfolio amount to more than 15% of that portfolio's total assets.



   Reverse repurchase agreements involve the sale of a portfolio's securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that a portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating portfolio's assets. The fund's custodian bank will maintain a separate account for the portfolio with securities having a value equal to or greater than such commitments.



   Securities Lending. Each portfolio may seek to increase its net investment income by lending its securities, provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to no less than the market value, determined daily, of the securities loaned. A portfolio will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities a portfolio may pay reasonable finders, administrative and custodial fees. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the portfolio's investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the portfolios will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whose the manager deems to be of good standing and will not be made unless, in the judgment of the manager, the interest to be earned from such loans would justify the risk.

   Short-Term Trading. U.S. Government Securities Fund and Short-Term High Grade Bond Fund may, to a limited degree, each engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. As the portfolio turnover rate increases, so will a portfolio's dealer mark-ups and other transaction-related expenses. Investors should realize that risk of loss is inherent in the ownership of any securities and that shares of a portfolio will fluctuate with the market value of its securities.


   When-Issued, Delayed Delivery and Forward Commitment Investments. Each portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by the portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the portfolio at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The portfolio's custodian will maintain, in a segregated account on behalf of the portfolio, cash, U.S. government securities or other liquid securities that have a value equal to or greater than the portfolio's purchase commitments; the custodian will likewise segregate securities sold on a delayed basis.

   Temporary Investments. Under unusual economic or market conditions as determined by the manager, a portfolio may depart from its investment goals and invest without limitation in all types of money market instruments and short-term debt securities, including U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; investment grade commercial paper; and repurchase agreements. To the extent a portfolio is investing in short-term investments as a temporary defensive strategy, the portfolio's investment objective may not be achieved.


   Portfolio Turnover and Short-Term Trading. Each portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. High portfolio turnover may involve correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the portfolio. These costs may increase the recognition of short-term, rather than long-term, capital gains if securities are held for one year or less, and may thus subject a portfolio's shareholders to greater tax liability.



   Restricted and Illiquid Securities. A portfolio may purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") or that are subject to other restrictions on their resale ("restricted securities"). These securities may be resold only in privately negotiated transactions and may not be publicly offered and sold until they are registered under the 1933 Act. Restricted securities tend to sell at a lower price than would be available if they were not restricted. Although it may be possible to eliminate restrictions on resale by registering securities under the 1933 Act, this would involve extra costs to a portfolio and the possibility that the securities might go down in value before the portfolio was able to sell them. Restricted securities can also be difficult to value accurately.


   Restricted securities are subject to each portfolio's investment restriction on illiquid investments, unless they are commercial paper offered in accordance with section 4(2) of the 1933 Act or securities eligible for resale in reliance on rule 144A under the 1933 Act. Section 4(2) commercial paper and rule 144A securities will not be subject to a portfolio's investment restriction on illiquid investments if the manager determines, in accordance with policies and procedures adopted by the board, that these securities are in fact liquid.
These policies and procedures require the manager to consider, among other things, (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to sell the security, (3) the number of potential purchasers, (4) dealer undertakings to make a market in the security, (5) the nature of the security and (6) the time needed to dispose of the security. To the extent that liquid section 4(2) commercial paper or rule 144A securities held by a portfolio become temporarily illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of assets invested in illiquid assets would increase.

   Any security that was liquid when acquired by a portfolio may later become illiquid, especially during adverse market conditions for that type of security. A perceived loss of liquidity may further reduce the value of securities in declining markets. A portfolio may be forced to sell less liquid securities at a substantial loss if it receives a high volume of redemption requests.

   Foreign Investments. The Large Cap Value Fund may invest in securities of foreign issuers. Such investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include currency exchange control regulations and costs, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and volume and more volatility in foreign securities markets and the impact of political, social, economic or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on or market value of securities. If it should become necessary, the portfolio might encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. In addition, there may be less publicly available information about a non-U.S. company, and non-U.S. companies are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Furthermore, some of these securities may be subject to foreign brokerage and withholding or other foreign taxes.

   For many foreign securities, there are U.S. dollar-denominated American Depositary Receipts ("ADRs"), which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the portfolio can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.


   The Short-Term High Grade Bond Fund may invest in Yankee obligations, including Yankee obligations of foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.



   Currency Risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. A portfolio's investment performance may be negatively affected by a devaluation of a currency in which the portfolio's investments are quoted or denominated. In general, a portfolio's investment performance may be affected, either positively or negatively, by currency exchange rates, because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the degree of intervention by U.S. or foreign governments and central banks in the currency markets.


   Options. A "call option" gives a holder the right to purchase a specific stock at a specified price referred to as the "exercise price," within a specific period of time (usually 3, 6, or 9 months). A "put option" gives a holder the right to sell a specific stock at a specified price within a specified time period. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Put and call options are currently traded on The Chicago Board Options Exchange and several other national exchanges. Institutions such as the portfolios that sell (or "write") call options against securities held in their investment portfolios retain the premium. If the writer determines not to deliver the stock prior to the option's being exercised, the writer may purchase in the secondary market an identical option for the same stock with the same price and expiration date in fulfillment of the obligation. In the event the option is exercised the writer must deliver the underlying stock to fulfill the option obligation. The brokerage commissions associated with the buying and selling of call options are normally proportionately higher than those associated with general securities transactions.



   Large Cap Value Fund may not have more than 15% of its assets invested in or subject to puts, calls or combinations thereof and may not purchase or sell options that are not listed on a national securities exchange.



   Futures Contracts and Related Options. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. Futures contracts and options thereon may be undertaken for hedging and other risk management purposes in an effort to reduce the impact of several kinds of anticipated price fluctuation risks on the securities held by a portfolio. For example, put options on interest rate futures might be purchased to protect against declines in the market values of debt securities occasioned by higher interest rates. If these transactions are successful, the futures or options positions taken by a portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the securities held by the portfolio that is being hedged. On other occasions, a portfolio may enter into contracts to purchase the underlying instrument. For example, futures contracts for the purchase of debt securities might be entered into to protect against an anticipated increase in the price of debt securities to be purchased in the future resulting from decreased interest rates.


   The U.S. Government Securities Fund and Short-Term High Grade Bond Fund may purchase and sell interest rate futures contracts ("futures contracts") and options thereon as a hedge against changes in interest rates. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills.

   Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. If interest rates increased and the value of a portfolio's securities declined, the value of the portfolio's futures contracts would increase, thereby protecting the portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the manager expects interest rates to decline, a portfolio might enter into futures contracts for the purchase of securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase.

   The U.S. Government Securities Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The U.S. Government Securities Fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities. The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the portfolio will set aside cash or cash equivalents sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

   A portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the portfolio. Futures and options positions are marked to the market daily and the portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the portfolio.

   The Short-Term High Grade Bond Fund and U.S. Government Securities Fund may not purchase futures contracts or options thereon if, immediately thereafter, more than 10% and 30%, respectively, of their total assets would be so invested. In purchasing and selling futures contracts, each portfolio will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the fund is excluded from regulation as a "commodity pool." CFTC regulations permit use of commodity futures for bona fide hedging purposes without limitations on the amount of assets committed to margin.

   Neither the U.S. Government Securities Fund nor Short-Term High Grade Bond Fund will engage in transactions involving futures contracts or options thereon for speculation but only as a hedge against changes in the market values of debt securities held, or intended to be purchased, by the portfolio and where the transactions are appropriate to reduce the portfolios' risks. Each portfolio's futures, and options on futures, transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the portfolio owns, or futures contracts will be purchased to protect the portfolio against an increase in the price of securities it is committed to purchase.


   There is no assurance that a portfolio will be able to close out its futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Where futures contracts are purchased to hedge against an increase in the price of securities, but the market declines and a portfolio does not invest in securities, the portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of the portfolio's securities but the market advances, the portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures positions.


   Portfolio Turnover. Each portfolio effects portfolio transactions with a view towards attaining the investment objectives of the portfolio and is not limited to a predetermined rate of portfolio turnover. A high portfolio turnover results in correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other transaction costs that a portfolio will bear directly, and may result in the realization of net capital gains, distributions of which are taxable to shareholders. See "Financial Highlights" in the prospectus and "Investment Management Agreement and Other Services--Brokerage" in this SAI.

                            INVESTMENT RESTRICTIONS


   Each portfolio is subject to certain restrictions and policies that are "fundamental," which means that they may not be changed without a "vote of a majority of the outstanding voting securities" of the portfolio, as defined under the Investment Company Act of 1940, as amended (the "1940 Act") and Rule 18f-2 thereunder (see "Voting"). The portfolios are subject to other restrictions and policies that are "non-fundamental" and which may be changed by the fund's Board of Directors without shareholder approval, subject to any applicable disclosure requirements.

   Fundamental Policies--All portfolios. Without the approval of a majority of its outstanding voting securities, no portfolio may:

      1. invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. borrow money, except that (a) the portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      5. make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the Act.

      6. engage in the business of underwriting securities issued by other persons, except to the extent that the portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. for the Large Cap Value Fund and the U.S. Government Securities
   Fund: purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.


      for the Short-Term High Grade Bond Fund only: purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the portfolio's investment objective and policies).


   Nonfundamental Policies.  As a nonfundamental policy, no portfolio may:

      1. purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin;


      2. invest in securities of another investment company except as permitted by Section 12(d)(1) of the Act or as part of a merger, consolidation, or acquisition; or


      3. purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

   Additional Nonfundamental Policies--Large Cap Value Fund. As a nonfundamental policy, the Large Cap Value Fund may not:

      1. invest more than 5% of its total assets in issuers with less than three years of continuous operation (including that of predecessors) or so-called "unseasoned" equity securities that are not either admitted for trading on a national stock exchange or regularly quoted in the over-the-counter market;

      2. invest in any company for the purpose of exercising control of management;

      3. have more than 15% of its net assets at any time invested in or subject to puts, calls or combinations thereof and may not purchase or sell options that are not listed on a national securities exchange; or

      4. invest in interests in oil or gas or other mineral exploration or development programs.

   All of the foregoing restrictions which are stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.

                            DIRECTORS AND OFFICERS

   The Directors and Officers of the fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Directors oversee, and other directorships held are set forth below. The address of each Director and Officer is 125 Broad Street, New York, New York 10004, unless noted otherwise. Each Director is elected and holds office until a successor is appointed. "Fund Complex" consists of the fund and any other investment companies associated with Citigroup.


   The table below identifies those Directors and Officers who are "interested persons" of the fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Director and Officer of the fund noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below, and is referred to as an "Interested Director." All other Directors are not deemed to be "interested persons" of the fund, as defined in the 1940 Act, and are referred to as "Independent Directors."



                                          Term of
                                          Office+                                      Number of
                                            and                                      Portfolios in
                              Position(s) Length                                     Fund Complex        Other
                               Held with  of Time      Principal Occupation(s)        Overseen by    Directorships
Name, Address, and Age           Fund     Served         During Past 5 Years           Director    Held by Director**
----------------------        ----------- ------- ---------------------------------- ------------- ------------------
INDEPENDENT DIRECTORS

Lee Abraham                    Director    Since  Retired; Former Chairman and CEO        28       Signet Group PLC
13732 LeHavre Drive                        1999   of Associated Merchandising Corp.,
Frenchman's Creek                                 a major retail merchandising
Palm Beach Gardens, FL 33410                      organization. Former Director of
Age: 75                                           Galey & Lord, Liz Claiborne, R.G.
                                                  Barry Corporation

Allan J. Bloostein             Director    Since  President of Allan J. Bloostein         35       Taubman Centers
27 West 67th Street                        1999   Associates, a consulting firm.                   Inc.
Apt. 5FW                                          Former Director of CVS
New York, NY 10023                                Corporation
Age: 72

Jane F. Dasher                 Director    Since  Controller of PBK Holdings Inc.,        28              N/A
Korsant Partners                           1999   a family investment company
283 Greenwich Avenue,
3rd Floor
Greenwich, CT 06830
Age: 53

Donald R. Foley                Director    Since               Retired                    19              N/A
3668 Freshwater Drive                      1982
Jupiter, FL 33477
Age: 80

Richard E. Hanson, Jr.         Director    Since  Retired; Former Head of the New         28              N/A
2751 Vermont Route 140                     1999   Atlanta Jewish Community High
Poultney, VT 05764                                School
Age: 61

Dr. Paul Hardin                Director    Since  Professor of Law and Chancellor         36              N/A
12083 Morehead                             1994   Emeritus at University of North
Chapel Hill, NC 27514-8426                        Carolina
Age: 71

Roderick C. Rasmussen          Director    Since  Investment Counselor                    28              N/A
9 Cadence Court                            1982
Morristown, NJ 07960
Age: 76

John P. Toolan                 Director    Since               Retired                    28       John Hancock Funds
7202 Southeast Golf Ridge Way              1992
Hobe Sound, FL 33455
Age: 72

                                             Term of
                                             Office+                                     Number of
                                               and                                     Portfolios in
                               Position(s)   Length                                    Fund Complex        Other
                                Held with    of Time      Principal Occupation(s)       Overseen by    Directorships
Name, Address, and Age            Fund       Served         During Past 5 Years          Director    Held by Director**
----------------------       --------------- ------- --------------------------------- ------------- ------------------
INTERESTED DIRECTOR:

R. Jay Gerken*               Chairman,        Since  Managing Director of Citigroup         227             N/A
Citigroup Asset Management   President and    2002   Global Markets Inc. ("CGM");
("CGM")                      Chief Executive         Chairman, President and Chief
399 Park Avenue              Officer                 Executive Officer of Smith Barney
New York, New York 10022                             Fund Management LLC
Age: 52                                              ("SBFM"), Travelers Investment
                                                     Adviser, Inc. ("TIA") and Citi
                                                     Fund Management Inc.

OFFICERS

John B. Cunningham           Investment       Since  Managing Director of Salomon
CGM                          Officer          2002   Brothers Asset Management
399 Park Avenue                                      Inc. ("SaBAM")
New York, NY 10022
Age: 37

Richard Peteka               Chief Financial  Since  Director and Head of Internal
CGM                          Officer and      2002   Control for Citigroup Asset
125 Broad Street             Treasurer               Management U.S. Mutual Fund
New York, NY 10004                                   Administration from 1999-2002;
Age: 41                                              Vice President, Head of Mutual
                                                     Fund Administration and
                                                     Treasurer at Oppenheimer Capital
                                                     from 1996-1999

Kaprel Ozsolak               Controller       Since  Vice President of SSB
CGM                                           2002
125 Broad Street, 11th Floor
New York, NY 10004
Age: 36

Mark S. Lindbloom            Investment       Since  Managing Director of SaBAM
CGM                          Officer          2002
399 Park Avenue
New York, NY 10022
Age: 46

Dominick M. Masotti          Investment       Since  Vice President of SaBAM
CGM                          Officer          2002
399 Park Avenue
New York, NY 10022
Age: 36

Francis L. Mustaro           Investment       Since  Director of SaBAM
CGM                          Officer          2002
399 Park Avenue
New York, NY 10022
Age: 51

Theresa Veres                Investment       Since  Director of SaBAM
CGM                          Officer          2002
399 Park Avenue
New York, NY 10022
Age: 36

                                            Term of
                                            Office+                                      Number of
                                              and                                      Portfolios in
                              Position(s)   Length                                     Fund Complex        Other
                               Held with    of Time      Principal Occupation(s)        Overseen by    Directorships
Name, Address, and Age           Fund       Served         During Past 5 Years           Director    Held by Director**
----------------------       -------------- ------- ---------------------------------- ------------- ------------------

Lewis E. Daidone             Senior Vice     Since  Managing Director of CGM;
CGM                          President       1990   formerly Chief Financial Officer
125 Broad Street, 11th Floor and Chief              and Treasurer of mutual funds
New York, NY 10004           Administrative         affiliated with Citigroup Inc.;
Age: 45                      Officer                Director and Senior Vice President
                                                    of SBFM and TIA

Andrew Beagley               Chief Anti-     Since  Director, CGM (since 2000);             N/A
CGM                          Money           2002   Director of Compliance, North
399 Park Avenue              Laundering             America, Citigroup Asset
New York, NY 10022           Compliance             Management (since 2000); Director
Age: 40                      Officer                of Compliance, Europe, the Middle
                                                    East and Africa, Citigroup Asset
                                                    Management (1999-2000);
                                                    Compliance Officer, Salomon
                                                    Brothers Asset Management
                                                    Limited, Smith Barney Global
                                                    Capital Management Inc., Salomon
                                                    Brothers Asset Management Asia
                                                    Pacific Limited (1997-1999)

Christina T. Sydor           Secretary       Since  Managing Director of CGM;
CAM                                          1987   General Counsel and Secretary of
300 First Stamford Place,                           SBFM and TIA
4th Floor
Stamford, CT 06902
Age: 52

--------

+  Directors serve until their successors are appointed or elected.


* Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is a director and/or officer of affiliates of SBFM, the fund's manager.

** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

   The following table sets forth the dollar range of equity securities in the fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2002.



                                                  Aggregate Dollar Range
                                                  of Equity Securities in
                                                 All Registered Investment
                              Dollar Range of       Companies overseen
                            Equity Securities in by Director in Family of
     Name of Director             the fund         Investment Companies
     ----------------       -------------------- -------------------------
     Lee Abraham...........  None                    None
     Allan J. Bloostein....  None                    Over $100,000
     Jane F. Dasher........  $10,001 - 50,000        $10,001 - 50,000
     Donald R. Foley.......  $50,000 - 100,000       Over $100,000
     R. Jay Gerken.........  None                    Over $100,000
     Richard E. Hanson, Jr.  $1 - 10,000             $1 - 10,000
     Paul Hardin...........  None                    Over $100,000
     Roderick C. Rasmussen.  None                    $10,001 - 50,000
     John P. Toolan........  None                    Over $100,000

--------




   On January 8, 2003, the Directors and Officers owned in the aggregate less than 1% of the outstanding shares of each portfolio of the fund.



   As of December 31, 2002, none of the Independent Directors, or their immediate family members, owned beneficially or of record any securities in the manager or principal underwriter of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.



   The fund has no compensation committee of the Board or any committee performing similar functions. The Fund has an administrative and governance committee composed of four Independent Directors, which acts as a nominating committee of the Board of Directors.



   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during the fund's most recent fiscal year.



   The fund has an audit and investment performance committee ("Audit Committee") comprised solely of members who are independent as defined in the NYSE's Listed Company Manual. The members of the Audit and Investment Performance Committee are responsible for reviewing the investment performance of the Fund.



   In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the fund, its adviser and affiliates by the independent public accountants. During the fund's most recent fiscal year, the Audit Committee met once.



   The fund also has a pricing committee composed of the Chairman of the Board and one Independent Director which is charged with determining fair value prices for securities when required.

   The following table shows the compensation paid by the fund to each Director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. Officers and Interested Directors of the fund are compensated by CGM. The fund pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2500 with respect to in-person meetings. In addition, these directors receive $500 per fund for each telephone meeting plus reimbursement for travel and out-of-pocket expenses. For the fund's fiscal year ended December 31, 2002, such fees and expenses totaled $15,260.89.


                              COMPENSATION TABLE


                                                             Number of
                                                             Funds for
                                                Total       Which Person
                                 Aggregate   Compensation  Serves Within
                                Compensation  from fund     fund Complex
      Director/Trustee           from fund     Complex    (as of 12/30/02)
      ----------------          ------------ ------------ ----------------
      Lee Abraham..............    $1,777      $ 75,000          28
      Allan J. Bloostein.......    $1,777      $122,250          35
      Jane Dasher..............    $1,976      $ 76,200          28
      Donald R. Foley+.........    $1,288      $ 51,000          28
      R. Jay Gerken*...........    $    0      $      0         225
      Paul Hardin..............    $1,676      $132,300          36
      Richard E. Hanson, Jr....    $1,576      $ 73,900          28
      Roderick C. Rasmussen+...    $1,165      $  5,200          28
      John P. Toolan+..........    $  332      $  2,600          28

--------
* Designates a Director who is an "interested person".

+ Pursuant to a deferred compensation plan, the indicated Directors have elected to defer payment of the following amounts of their compensation from the fund: John P. Toolan: $1,244, David Foley: $488, Roderick C. Rasmussen:
  $600 and the following amounts of their compensation from the Fund Complex:
  Donald R. Foley: $4,000, John P. Toolan: $70,800, and Roderick Rasmussen:
  $30,000.





   Upon attainment of age 72 the Fund's current Directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fee otherwise applicable to the Fund's Directors together with reasonable out-of-pocket expenses for each meeting attended. For the last fiscal year, the total compensation paid to Emeritus Directors by the fund was $680 which was paid to Joseph Fleiss.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   Dividends and Distributions. The Short-Term High Grade Bond Fund's and U.S. Government Fund's policy is to declare and pay dividends monthly. The Large Cap Value Fund's policy is to declare dividends quarterly. For each portfolio, dividends from net realized capital gains, if any, will be distributed annually. Each portfolio may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid a federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge.

   The per share amounts of the exempt-interest dividends on Class B and Class L shares may be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of fund shares (A, B, L and Y).

   The following is a summary of certain United States federal income tax considerations regarding the purchase, ownership and disposition of shares of a portfolio of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a portfolio. The summary is based on the laws in effect on the date of this SAI, which are subject to change.


The Portfolios and their Investments

   Each portfolio intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a portfolio must, among other things:
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the portfolio's taxable year, (i) at least 50% of the market value of the portfolio's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.




   As a regulated investment company, each portfolio will not be subject to United States federal income tax on the portion of its taxable income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a portfolio must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute.


   The Code imposes a 4% nondeductible excise tax on each portfolio to the extent the portfolio does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by a portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, a portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a portfolio's distributions, to the extent derived from the portfolio's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

   At December 31, 2002, the unused capital loss carryovers of the portfolios were approximately as follows: Short-Term High Grade Bond Fund: $4,700,000, U.S. Government Securities Fund: $3,677,000 and Large Cap Value Fund:
$96,239,000. For federal income tax purposes, these amounts are available to be applied against future securities gains, if any, realized. The carryovers expire as follows:



                                                          December 31,
                                ----------------------------------------------------------------
                                   2003      2004      2007       2008       2009       2010
                                ---------- -------- ---------- ---------- ---------- -----------
Short-Term High Grade Bond Fund $1,124,000 $971,000 $1,804,000 $  801,000
U.S. Government Securities Fund         --       --         -- $3,677,000
Large Cap Value Fund...........         --       -- $1,536,000         -- $2,636,000 $92,067,000


   The U.S. Government Securities Fund and the Short-Term High Grade Bond Fund may invest in "zero coupon" securities having an original issue discount (that is, the discount represented by the excess of the stated redemption price at maturity over the issue price). Each year, each portfolio will be required to accrue as income a portion of this original issue discount even though the portfolio will receive no cash payment of interest with respect to these securities. In addition, if the portfolio acquires a security after its initial issuance at a discount that resulted from fluctuations in prevailing interest rates ("market discount"), the portfolio may elect to include in income each year a portion of this market discount.


   Therefore, a portfolio may be required in some years to distribute an amount greater than the total cash income the portfolio actually receives. In order to make the required distribution in such a year, a portfolio may be required to borrow or to liquidate securities. The amount of cash that a portfolio would have to distribute, and thus the degree to which securities would need to be liquidated or borrowings made, would depend upon the number of shareholders who chose not to have their dividends reinvested.



   A portfolio's transactions in options and futures contracts will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a portfolio and defer portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the portfolio as a regulated investment company.



   A portfolio's investments in section 1256 contracts, such as regulated futures contracts and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the portfolio's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" or part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the portfolio.


   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Large Cap Value Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Large Cap Value Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Large Cap Value Fund will reduce the return from its investments.

   Passive Foreign Investment Companies. If a portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"). It may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains.



   If a portfolio were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the portfolio would be required to obtain certain annual information from the PFIC's in which it invests, which may be difficult or impossible to obtain.



   Alternatively, the portfolio may make a mark-to-market election that will result in the portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the portfolio, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The portfolio may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.



   The portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.


Taxation of United States Shareholders


   Dividends and Distributions. Dividends and other distributions by a portfolio are generally treated as received by the shareholders at the time the dividend or distribution is made. However, a dividend declared by a portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the portfolio not later than such December 31, provided that such dividend is actually paid by the portfolio during January of the following calendar year.


   Each portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each portfolio currently expects to distribute any such excess annually to its shareholders. However, if a portfolio retains for investment an amount equal to all or a portion of its net long- term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the portfolio on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").


   Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-realized long-term capital gains, if any, that a portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the portfolio. Dividends and distributions paid by a portfolio (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the portfolio) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of the shareholder's basis in his shares of the portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amounts.


   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

   If a portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in a portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date a portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.


   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a portfolio share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.



   Backup Withholding. Each portfolio may be required to withhold, for United States federal income tax purposes, a percentage of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.



   Notices. Shareholders will be notified annually by each portfolio as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains made by the portfolio to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the portfolio's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the portfolio to its shareholders during the preceding taxable year.


Other Taxation

   Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   The foregoing is only a summary of certain tax consequences affecting the portfolios and their shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the portfolios.

                   IRA AND OTHER PROTOTYPE RETIREMENT PLANS


   Copies of the following plans with custody or trust agreements have been approved by the IRS and are available from the fund or CGM; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.


IRA, Rollover IRA and Simplified Employee Pension--IRA




   If you or your spouse have earned income, each of you may establish an individual Retirement account ("IRA") and make maximum annual contributions equal to the lesser of earned income or $3,000 ($3,500 if you are age 50 or older by the end of the year). Married couples whose one spouse is working may contribute a total of $6,000 ($7,000 if you and your spouse are age 50 or older by the end of the year) annually to their IRAs.



   If you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI"). For married couples filing jointly for 2003, a full deduction is permitted if your combined AGI is $60,000 or less ($40,000 or less for unmarried individuals); a partial deduction will be allowed when AGI is between $60,000-$70,000 ($40,000-$50,000 for an unmarried individual); and no deduction will be allowed when AGI is or above $70,000 ($50,000 for an unmarried individual). However, if you are married and your spouse is covered by a employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $150,000 or less. A partial deduction is permitted if your combined AGI is between $150,000-$160,000 and no deduction is permitted for AGI of $160,000 or above.


   The rules applicable to so-called "Roth IRAs" differ from those described above.

   A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.


   An employer who has established a Simplified Employee Pension--IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual deductible contribution of 25% (up to $40,000 for 2003) of each participant's compensation. Compensation is capped at $200,00 for 2003.


Paired Defined Contribution Prototype


   Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the fund through the Smith Barney Prototype Paired Defined Contribution Plan. The prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The prototype provides for a maximum annual tax deductible contribution on behalf of Participants of up to 25% of compensation, but not to exceed $40,000 for any individual participant [Additional deductions are allowed in both respect to 401(k) contributions, provided total allocations to any individual participant may not exceed $40,000.]


                            PERFORMANCE INFORMATION


   From time to time the fund may advertise a portfolio's total return, average annual total return and yield in advertisements. In addition, in other types of sales literature the fund may also advertise a portfolio's current dividend return. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows what an investment in the portfolio would have earned over a specified period of time (one, five or ten years) assuming the payment of the maximum sales load when the investment was first made, that all distributions and dividends by the portfolio were reinvested on the reinvestment dates during the period less the maximum sales load charged upon reinvestment and less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The fund may also quote a portfolio's total return for present shareholders that eliminates the sales charge on the initial investment.

   A portfolio's "average annual total return" is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:


                               P(1 + T)/n/ = ERV

Where:   P =   a hypothetical initial payment of $1,000.
         T =   average annual total return.
         n =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the portfolio.


   Each portfolio's average annual total return with respect to its Class A Shares for the one-year period, five-year period, ten-year period, and for the life of the portfolio ended December 31, 2002 is as follows:



                             One Year  Five Years Ten Years  Life  Inception Date
                             --------  ---------- --------- -----  --------------
Large Cap Value.............  (29.93)%   (3.91)%    6.06%   10.03%     5/18/67
U.S. Government.............    2.95%     5.10%     5.97%    8.34%     10/9/84
Short-Term High Grade.......    4.11%     5.28%     5.24%    5.50%    11/11/91



   Each portfolio's average annual total return with respect to its Class B Shares (where applicable) for the one-year period, five-year period and the life of such portfolio's Class B shares through December 31, 2002 is as follows:



Portfolio                             One Year  Five Years Life  Inception Date
---------                             --------  ---------- ----  --------------
Large Cap Value......................  (30.55)%   (3.86)%  5.75%    11/7/94
U.S. Government......................    2.75%     5.38%   7.11%    11/7/94



   Each portfolio's average annual total return with respect to its Class L Shares for the one-year period, five-year period and for the life of such portfolio's Class L shares through December 31, 2002 is as follows:



Portfolio                             One Year  Five Years Life  Inception Date
---------                             --------  ---------- ----  --------------
Large Cap Value......................  (28.33)%   (3.87)%  5.69%    12/2/92
U.S. Government......................    5.14%     5.34%   5.88%    12/2/92
Short-Term High Grade................     n/a       n/a    2.34%    8/05/02



   Each portfolio's average annual total return with respect to its Class Y Shares* for the one-year period, five year period and for the life of such portfolio's Class Y shares through December 31, 2002 is as follows:



Portfolio                              One Year  Five Years Life  Inception Date
---------                              --------  ---------- ----  --------------
Large Cap Value.......................  (26.02)%   (2.60)%  3.50%    2/07/96
U.S. Government.......................    8.06%     6.37%   6.64%    1/12/93
Short-Term High Grade.................    6.81%     6.18%   5.82%    2/07/96

--------

*Class Y shares do not incur sales charges or deferred sales charges.



   Each portfolio's average annual total return with respect to its Class Z Shares** (where applicable) for the one-year period, five-year period and for the life of such portfolio's Class Z shares through December 31, 2002 is as follows:



Portfolio                             One Year Five Years Life  Inception Date
---------                             -------- ---------- ----  --------------
Large Cap Value......................  26.03%     2.61%   9.63%    5/18/67

--------

**Class Z shares do not incur sales charges or deferred sales charges.

   If the maximum sales charges or applicable Contingent Deferred Sales Charge ("CDSC") had not been deducted, the average annual total returns would have been as follows:



   Each portfolio's average annual total return with respect to its Class A Shares for the one-year period, five-year period, ten-year period and for the life of the portfolio ended December 31, 2002 is as follows:



                            One Year  Five Years Ten Years  Life  Inception Date
                            --------  ---------- --------- -----  --------------
Large Cap Value............  (26.27)%   (2.92)%    6.61%   10.21%     5/18/67
U.S. Government............    7.78%     6.07%     6.46%    8.61%     10/9/84
Short-Term High Grade......    6.36%     5.69%     5.45%    5.68%    11/11/91



   Each portfolio's average annual total return with respect to its Class B Shares (where applicable) for the one-year period and the life of such portfolio's Class B shares through December 31, 2002 is as follows:



Portfolio                             One Year  Five Years Life  Inception Date
---------                             --------  ---------- ----  --------------
Large Cap Value......................  (26.92)%   (3.70)%  5.75%    11/7/94
U.S. Government......................    7.25%     5.54%   7.11%    11/7/94



   Each portfolio's average annual total return with respect to its Class L Shares for the one-year period, five-year period and for the life of such portfolio's Class L shares through December 31, 2002 is as follows:



Portfolio                             One Year  Five Years Life  Inception Date
---------                             --------  ---------- ----  --------------
Large Cap Value......................  (26.88)%   (3.68)%  5.79%    12/2/92
U.S. Government......................    7.17%     5.55%   5.98%    12/2/92
Short-Term High Grade................     n/a       n/a    2.39%    8/05/02



   Effective October 10, 1994 Class C shares were reclassified as additional Class A shares with respect to the Large Cap Value Fund and effective November 7, 1994, Class C shares were redesignated as Class Y shares with respect to the U.S. Government Securities Fund. In addition, effective November 7, 1994, then-existing Class B shares of each portfolio were designated as Class C shares. Each portfolio (except the Short-Term High Grade Bond Fund) began to offer new Class B shares on November 7, 1994. The Short-Term High Grade Bond Fund began to offer new Class L shares on August 5, 2002. The Class C shares of Large-Cap Value Fund and U.S. Government Securities Fund were reclassified as Class L shares on June 12, 1998.



   Each portfolio's yield is computed by dividing the net investment income per share earned during a specified thirty-day period by the maximum offering price per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term debt obligation in the portfolio; income on short-term obligations is based on the current payment rate. For the 30-day period ended December 31, 2002, U.S. Government Securities Fund's Class A share, Class B, Class L share and Class Y share yields were 2.28%, 1.86%, 1.68% and 2.16%, respectively. For the 30-day period ended December 31, 2002, Short-Term High Grade Bond Fund's Class A share, Class L and Y share yields were 2.05%, 1.71% and 2.48%, respectively.


   The Fund calculates current dividend return for the U.S. Government Securities Fund by analyzing the most recent quarterly distribution from investment income, including net equalization credits or debits, and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The Fund calculates current dividend return for the Large Cap Value Fund by dividing the dividends from investment income declared during the most recent twelve months by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The Fund calculates current dividend return for the Short-Term High Grade Bond Fund by analyzing the most recent monthly distribution, including net equalization credits and debits, and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. From time to time, the fund may include a portfolio's current dividend return in information furnished to present or prospective shareholders and in advertisements.

   A portfolio's current dividend return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing the portfolio's current dividend return to yields published for other investment companies in other investment vehicles. Current dividend return should also be considered relative to changes in the value of the portfolio's shares and to the risks associated with the portfolio's investment objective and policies. For example, in comparing current dividend returns with those offered by certificates of deposit ("CDs"), it should be noted that CDs are insured (up to $100,000) and offer a fixed rate of return.


   Performance information may be useful in evaluating a portfolio and for providing a basis for comparison with other financial alternatives. Since the performance of each portfolio changes in response to fluctuations in market conditions, interest rates and portfolio expenses, no performance quotation should be considered a representation as to the portfolio's performance for any future period.

After-Tax Return

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                            P(1 + T)/n/ = ATV\\D\\

Where:        P =   a hypothetical initial payment of $1,000.
              T =   average annual total return (after taxes on distributions).
              n =   number of years.
       ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-
                    or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.


              Name of Fund                1 Year  5 Years 10 Years
              ------------               -------- ------- --------
              Large Cap Value........... (30.34)% (5.07)%  3.81%
              U.S. Government Securities    1.09%   2.71%  3.32%
              Short-Term High Grade.....    2.69%   3.39%  3.22%


Average Annual Total Return (After Taxes on Distributions and Redemptions)

                            P(1 + T)/n/ = ATV\\DR\\

Where:         P =   a hypothetical initial payment of $1,000.
               T =   average annual total return (after taxes on distributions and redemption).
               n =   number of years.
       ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-,
                     5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.


              Name of Fund                1 Year  5 Years 10 Years
              ------------               -------- ------- --------
              Large Cap Value........... (18.36)% (3.06)%  4.29%
              U.S. Government Securities    1.77%   2.86%  3.40%
              Short-Term High Grade.....    2.49%   3.27%  3.17%

                              VALUATION OF SHARES


   The net asset value of each class of shares of each portfolio will be determined on any day that the New York Stock Exchange is open. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class of a portfolio may differ.



   Net asset value is determined by dividing a portfolio's net assets by the number of its shares outstanding. Securities owned by a portfolio for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales price on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued as the official closing price or, if there is no official closing price that day, at the last sale price. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Fixed income obligations are valued at the mean of bid and asked prices based on market quotations for those securities or if no quotations are available, then for securities of similar type, yield and maturity. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received on the sale of call options will be included in a portfolio's net assets, and current market value of such options sold by a portfolio will be subtracted from the portfolio's net assets. Any other investments of a portfolio, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined in good faith by or under the above of the Board of Directors. This value generally is determined as the amount that a portfolio could reasonably expect to receive from on orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the close of the London Stock Exchange.



   Securities for which market quotations are readily available are valued on the basis of the prices reflected on the tape received from an approved pricing service after the close of regular trading on the NYSE on each day the NYSE is open.



   Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of a portfolio may not take place contemporaneously with the determined of the prices of investments held by such portfolio. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in a portfolio's net asset value unless management under the supervision of the fund's Board of Directors determines that the particular event would materially affect the net asset value. As a result, a portfolio's net asset value may be significantly affected by such trading on days when a shareholder has no access to such portfolio.

                       PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

   Detailed information about the purchase, redemption and exchange of fund shares appears in the prospectus.

General


   Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the funds. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services (the "sub-transfer agent") are not subject to a maintenance fee.



   Purchases of the fund's Class Z shares must be made in accordance with the terms of a Qualified Plan or a CGM UIT. There are no minimum investment requirements for Class Z shares; however, the fund reserves the right to vary this policy at any time. Shareholders acquiring Class Z shares through a Qualified Plan or a CGM UIT should consult the terms of their respective plans for redemption provisions.



   Investors in Class A, Class B and Class L shares may open an account in the fund, where offered, by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the funds through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees and their immediate family of Citigroup and its subsidiaries, including CGM, unitholders who invest distributions from a UIT sponsored by CGM, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.



   Purchase orders received by the fund or a CGM Financial Consultant prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through CGM or a Service Agent, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.



   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGM or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGM or the sub-transfer agent. The Systematic Investment Plan also authorizes CGM to apply cash held in the shareholder's CGM brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.


Volume Discounts


   The schedules of sales charges described in the prospectus apply to purchases of shares of the U.S. Government Securities Fund, Short-Term High Grade Bond Fund or Large Cap Value Fund made by any "purchaser," which term is defined to include the following: (a) an individual; (b) an individual's spouse and immediate family purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the (the "Code") and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in
Section 501(c)(3) or (13) of the Code; or (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Service Agent.


Sales Charge Waivers and Reductions


   Initial Sales Charge Waivers. Purchases of Class A shares of the U.S. Government Securities Fund, Large Cap Value Fund and Short-Term High Grade Bond Fund may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed CGM Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with CGM), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in a CGM fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs; (k) Travelers Indemnity Company under the Collateral Choice Program; (l) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (m) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund and (n) purchases by executive deferred compensation plans participating in the Citigroup Global Markets ExecuChoice program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.



   Purchases of Class A shares of Short-Term High Grade Bond Fund may be made at net asset value without a sales charge for investors who owned Class A shares of Short-Term High Grade Bond Fund prior to August 5, 2002.

Right of Accumulation


   Class A shares of the U.S. Government Securities Fund, Short-Term High Grade Bond Fund and Large Cap Value Fund may be purchased by any "person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the portfolio and of portfolios sponsored by CGM which are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.


Letter of Intent


   Class A Shares. A Letter of Intent for amounts of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the sales charge tables in the prospectuses includes purchases of all Class A shares of a portfolio and other Smith Barney funds offered with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Service Agent or Citicorp Trust Bank, fsb (the "Transfer Agent") to obtain a Letter of Intent application.


   Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of a portfolio and agree to purchase a total of $15,000,000 of Class Y shares of the portfolio within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the thirteen-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a CDSC of 1.00%. Each portfolio expects that such transfer will not be subject to Federal income taxes. Please contact a Service Agent or the Transfer Agent for further information.


Smith Barney Retirement Programs



   You may be eligible to participate in a retirement program sponsored by CGM or one of its affiliates. The fund offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.


   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.



   Class A Shares may be purchased by plans investing at least $1 million.




   Class L Shares. Class L shares may be purchased by plans investing less than $3 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If the plan was opened on or after April 10, 2003 and a total of $3 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program for 5 years.



   If the plan was opened on or after June 21, 1996 and prior to April 10, 2003 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program for 5 years.




   For more information, call your Service Agent or the transfer agent.


   Retirement Programs Opened On or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in a Smith Barney Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a CGM retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.


   Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L and Class O holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

   Any participating plan in a Smith Barney Retirement Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) or ExecChoice(TM) Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.


   Participating plans wishing to acquire shares of the fund through a Smith Barney Retirement Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a CGM Financial Consultant.


Determination of Public Offering Price


   Each portfolio offers its shares to the public on a continuous basis. The public offering price for a Class Y share of each portfolio is equal to the net asset value per share at the time of purchase. The public offering price for Class A shares of each portfolio is the net asset value per share plus an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share (and for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("Deferred Sales Charge"), however, is imposed on certain redemptions of Class L shares of Large Cap Value Fund and U.S. Government Securities Fund and an Class A shares of each portfolio when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.


                             REDEMPTION OF SHARES

   The right of redemption of shares of a portfolio may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the portfolio normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the portfolio's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the portfolio's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The sub-transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form.


   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from CGM, or if the shareholder's account is not with CGM, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGM brokerage account, at CGM these funds will not be invested for the shareholder's benefit without specific instruction and CGM will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.


Distribution in Kind

   The fund has committed itself to pay in cash all requests for redemption by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limit may be paid in portfolio securities, in cash or any combination or both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes that economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Valuation of Shares" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders of a portfolio who own shares of the portfolio with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the portfolio as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a portfolio, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a portfolio. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a portfolio at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.



   Shareholders of a portfolio who wish to participate in the Withdrawal Plan and who hold their shares of the portfolio in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the portfolio involved. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Service Agent.


             ADDITIONAL INFORMATION REGARDING TELEPHONE REDEMPTION
                             AND EXCHANGE PROGRAM

   None of the portfolios nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each portfolio and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each portfolio reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

Waivers of Deferred Sales Charge


   The Deferred Sales Charge will be waived on: (a) most exchanges (see "Exchanging Share Privilege" in the respective prospectus; but if you exchange Class L shares that are already subject to a Deferred Sales Charge, you may be subject to a 1.00% Deferred Sales Charge if you redeem your share within one year of the date of the exchange.); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redeeming share automatic cash withdrawal Plans" in the respective prospectus) (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund or portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption. Deferred Sales Charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

                              EXCHANGE PRIVILEGE

   Except as noted below, shareholders of any of the Smith Barney funds may exchange all or part of their shares for shares of the same Class of other Smith Barney funds, on the basis of relative net asset value per share at the time of exchange as follows:


      1. Class A and Class Y shares of a portfolio may be exchanged without a sales charge for the respective shares of any of the Smith Barney funds, except for Class A shares of the Short-Term High Grade Bond Fund acquired prior to August 5, 2002, which may be subject to a sales charge differential upon the exchange of such shares for shares of another Smith Barney fund sold with a sales charge unless the Class A shares relinquished in the exchange are attributable to predecessor shares for which a sales charge was paid. In such cases the sales charge differential does not apply.



      2. Class B shares of a portfolio may be exchanged without a sales charge. Class B shares of the portfolio exchanged for Class B shares of another Smith Barney fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.



      Class B shares of Short-Term High Grade Bond Fund, which may be acquired only upon an exchange with another fund in the Smith Barney Group of funds, are subject upon redemption to the highest deferred sales charge (if any) of the shares from which the exchange or any preceding exchange was made. A deferred sales charge payable to CGM is imposed on any redemption of Class B shares that causes the value of a shareholder's account to fall below the dollar amount of all payments by the shareholder for the Class B shares (or any predecessor of those shares) that were exchanged for Class B shares of the fund ("purchase payments") during the preceding five years. No charge is imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (a) the current net asset value of Class B shares purchased through reinvestment of dividends or capital gains distributions, plus (b) the current net asset value of Class B shares acquired in an exchange that were originally purchased more than five years prior to the redemption, plus (c) increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding five years.



      In circumstances in which the Deferred Sales Charge is imposed, the amount of the charge will depend on (a) the Deferred Sales Charge schedule applicable to shares of the fund that were exchanged for the shares being redeemed; and (b) the number of years since the shareholder made the purchase payment from which the amount is being redeemed. A redemption of shares acquired in exchange for shares that had been the subject of two or more exchanges among funds with differing Deferred Sales Charge schedules will be subject to the highest applicable deferred sales charge schedule. Solely for purposes of determining the number of years since a purchase payment, all purchase payments during a month will be aggregated and deemed to have been made on the last day of the preceding CGM statement month. The purchase payment from which a redemption is made is assumed to be the earliest purchase payment from which a full redemption has not already been effected.


      Class B shares will automatically convert to Class A shares eight years after the date they were purchased. For this purpose, the date of purchase of Class B shares of the fund refers to the purchase date of the shares given in exchange for the Class B shares of the fund.


      3. Class L shares of any portfolio may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class L shares of the portfolio exchanged for Class L shares of another Smith Barney fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased. For Class L shares of Short-Term High Grade Bond Fund that are not already subject to a Deferred Sales Charge, the investor may be subject to a 1.00% Deferred Sales Charge if you redeem your shares within one year of the date of exchange.

   Dealers other than CGM must notify the Transfer Agent of the investor's prior ownership of Class A shares of Smith Barney High Income Fund and the account number in order to accomplish an exchange of shares of Smith Barney High Income Fund under paragraph 1 above.



   The exchange privilege enables shareholders in any Smith Barney fund to acquire shares of the same Class in a portfolio with different investment objectives when they believe a shift between portfolios is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the portfolio shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.



   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. CGM reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.


   Additional Information Regarding Exchanges. Each portfolio is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a portfolio and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, a portfolio, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.


   During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.


              INVESTMENT MANAGEMENT AGREEMENT AND OTHER SERVICES

Manager


   For the fiscal years ended December 31, 2000, 2001 and 2002 the investment management fees paid by each portfolio were as follows:



Portfolio                                          2000       2001       2002
---------                                       ---------- ---------- ----------
U.S. Government Securities..................... $1,152,616 $1,274,001 $1,516,440
Large Cap Value................................ $6,929,971 $7,027,781 $5,533,120
Short-Term High Grade.......................... $  448,049 $  471,853 $  784,075


   Pursuant to the Management Agreement, the management fee for the Large Cap Value Fund is calculated at a rate in accordance with the following schedule:
0.60% of the first $500 million of average daily net assets;

0.55% of the next $500 million; and 0.50% of average daily net assets over $1 billion. The management fee for the U.S. Government Securities Fund is calculated at a rate in accordance with the following schedule: 0.50% of the first $200 million of aggregate average daily net assets of the portfolio, and 0.40% of the aggregate average daily net assets of the portfolio in excess of $200 million. The management fee for the Short-Term High Grade Bond Fund is calculated at the annual rate of 0.45% of such portfolio's average daily net assets.


   The Management Agreement for each of the portfolios further provides that all other expenses not specifically assumed by the manager under the Management Agreement on behalf of a portfolio are borne by the portfolio or the fund. Expenses payable by a portfolio or the fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the fund) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and Directors' meetings, filing fees and expenses relating to the registration and qualification of the fund's shares and the fund under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the fund's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of directors and fees of Directors who are not "interested persons" as defined in the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the fund's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each portfolio; general corporate expenses are allocated among the portfolios on the basis of relative net assets.



   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment manager and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.


   A copy of the fund's code of ethics is on file with the SEC.


   SBFM (manager/adviser) serves as investment adviser to the Fund pursuant to a written agreement ("Management Agreement"), which was most recently approved by the funds's board of trustees, including a majority of the trustees who are not interested persons of the Fund or CGM on June 26, 2002.



   SBAM (sub-adviser) serves as investment sub-adviser to the Fund pursuant to a written agreement ("Sub-Adviser Agreement"), which was most recently approved by the Fund's board of trustee's, including a majority of the trustees who are not interested persons of the Fund or CGM on June 26, 2002.


                                  DISTRIBUTOR


   Effective June 5, 2000, the fund entered into an agreement with CGM located at 388 Greenwich Street, New York, New York 10013 to distribute the fund's shares on a best efforts basis pursuant to a distribution agreement. Prior to June 5, 2000, CFBDS, Inc. served as the fund's distributor.



   To compensate CGM for the service it provides and for the expense it bears under the Distribution Agreement, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each portfolio pays CGM a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the portfolio average daily net assets attributable to the Class A, Class B and Class L shares. The Short-Term High Grade Bond Fund pays CGM a distribution fee, accrued daily and paid monthly, calculated at the annual rate of 0.50% of the value of the portfolio average daily net assets attributable to the Class B and Class L shares. The Large Cap Value Fund pays CGM a distribution fee with respect to Class B and Class L shares, calculated at the annual rate of 0.75% the value of the portfolio average daily net assets. The U.S. Government Securities Fund pays CGM a distribution fee with respect to Class B and Class L shares, calculated at the annual rate of 0.50% and 0.45%, respectively, of the value of such portfolio average daily net assets. The distribution fees attributable to those classes are primarily intended to compensate CGM for its initial expense of paying Financial Consultants a commission upon sales of those shares. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.



   For the year ended December 31, 2002, the fees which have been paid to CGM pursuant to Rule 12b-1 for the fund are set out in the table below. Distribution expenses included compensation of Financial Consultants, printing costs of prospectuses and marketing materials.



Portfolio                              Class A   Class B  Class L  Class Y   Total
---------                             ---------- -------- -------- ------- ----------
Large Cap Value...................... $1,190,491 $699,519 $815,465   N/A   $2,705,475
U.S. Government...................... $  565,058 $437,844 $296,032   N/A   $1,298,934
Short-Term High Grade................ $  209,267      N/A $ 20,030   N/A   $  229,297



   For the fiscal year ended December 31, 2002, CGM incurred the following distribution expenses for the fund:



                                                Marketing
                              CGM      Branch      and     Printing Interest
Portfolio                 Consultants Expenses Advertising Expense  Expense    Total
---------                 ----------- -------- ----------- -------- -------- ---------
Large CapValue...........  1,126,202  818,699    113,114    1,117     3,859  2,062,991
U.S. Gov't Securities....  1,368,346  482,646    109,140      763    46,065  2,006,961
Short-Term High Grade....    117,452  253,794     95,123      525        --    466,893



Initial Sales Charges on Class A Shares



   For the fiscal years ended December 31, 2000, 2001 and 2002, the aggregate dollar amounts of commissions on Class A shares were as follows:



                                                Fiscal Year Fiscal Year Fiscal Year
                                                   Ended       Ended       Ended
Name of Fund                                    12/31/00**   12/31/01#   12/31/02
------------                                    ----------- ----------- -----------
Large Cap Value................................  $317,000    $360,000    $131,000
U.S. Government Securities.....................  $286,000    $890,000    $302,000
Short-Term High Grade..........................  $      0    $      0    $105,000

--------



** The following amounts were paid to CGM: $285,300, $257,400 and $0, respectively.


#  All paid to CGM.

Initial Sales Charges on Class L Shares



   For the fiscal years ended December 31, 2000, 2001 and 2002, the aggregate dollar amounts of commissions on Class L shares were as follows:



                                                Fiscal Year Fiscal Year Fiscal Year
                                                   Ended       Ended       Ended
Name of Fund                                    12/31/00**   12/31/01#   12/31/02
------------                                    ----------- ----------- -----------
Large Cap Value................................  $218,000    $165,000    $ 57,000
U.S. Government Securities.....................  $ 22,000    $115,000    $125,000
Short-Term High Grade..........................  $      0    $      0    $      0

--------



** The following amounts were paid to CGM: $196,200, $19,800 and $0, respectively.


#  All Paid to CGM.



   As set forth in the prospectus, a Deferred Sales Charge may be imposed on certain redemptions of Class A, Class B and Class L shares. The amount of the Deferred Sales Charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. For Class B shares of the Large Cap Value Fund the maximum Deferred Sales Charge is 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. For Class B shares of the U.S. Government Securities Fund the maximum Deferred Sales Charge is 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. A Deferred Sales Charge of 1.00% is imposed on redemptions of Class A shares which, when combined with Class A shares offered with a sales charge currently held by an investor, equal or exceed $500,000 in the aggregate and Class L shares if such redemptions occur within 12 months from the date such investment was made. Any sales charge imposed on redemptions is paid to the distributor of the fund shares.



   For the fiscal years ended December 31, 2000, 2001 and 2002, the Deferred Sales Charge paid on redemptions of each portfolio's shares were as follows:



Class A Portfolio                                    2000     2001     2002
-----------------                                  -------- -------- --------
U.S. Government Securities........................ $ 31,000 $ 25,000 $ 23,000
Large Cap Value................................... $ 20,000 $      0 $      0
Short-Term High Grade.............................      N/A      N/A      N/A

Class B Portfolio                                    2000     2001     2002
-----------------                                  -------- -------- --------
U.S. Government Securities........................ $ 34,000 $ 45,000 $174,000
Large Cap Value................................... $322,000 $193,000 $157,000
Short-Term High Grade.............................      N/A      N/A      N/A

Class L Portfolio                                    2000     2001     2002
-----------------                                  -------- -------- --------
U.S. Government Securities........................ $  3,000 $ 10,000 $ 15,000
Large Cap Value................................... $ 34,000 $ 18,000 $  9,000
Short-Term High Grade.............................      N/A      N/A      N/A


Portfolio Transactions

  Large Cap Value Fund--Brokerage


   The manager is responsible for allocating the Large Cap Value Fund's brokerage transactions in equity securities. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, CGM. CGM has acted as the fund's principal broker on behalf of the Large Cap Value Fund and has received a substantial portion of brokerage fees paid by such portfolio. The portfolio will not deal with CGM in any transaction in which Smith Barney acts as principal.

   The fund attempts to obtain the most favorable execution of each portfolio transaction, that is, the best combination of net price and prompt reliable execution. In the opinion of the manager, however, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to price, commission rates, volume, the direction of the market and the likelihood of future change. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the manager takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.


   Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the manager takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the portfolio such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce the expenses of the manager or CGM in connection with services rendered to other advisory clients and not all such services may be used in connection with the portfolio.



   Shown below are the total brokerage fees paid by the Large Cap Value Fund during 2000, 2001 and 2002. Also shown is the portion paid to CGM and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During fiscal year 2002, the total amount of commissionable transactions was $1,549,116,526.



                                                To Others For
                                                Execution,
                For Execution                   Research
                  Only To                       and Statistical
       Total    Smith Barney     To Others      Services
     ---------- ------------  ----------------  ---------------
2000 $  983,745 $12,026* 1.2% $  971,719  98.8%  $0%     0%
2001 $  960,576 $ 5,719  0.6% $  954,857  99.4%  $0      0%
2002 $2,396,307 $     0       $2,396,307   100%  $0      0%

--------

*Directed to CGM and executed by unaffiliated brokers.



   The Board of Directors of the fund has adopted certain policies and procedures incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to CGM must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require the manager to furnish reports to the Board of Directors and to maintain records in connection with such reviews.



  All portfolios--Other portfolio transactions


   The fund's fixed income securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which the manager determines that the best execution will be obtained. (Newly issued U.S.
Treasury securities would be purchased through the auction process.) Usually no brokerage commissions, as such, are paid for purchases and sales of fixed-income securities, which are typically undertaken through principal transactions, although the price paid usually includes compensation to the dealer acting in the form of a spread or mark-up. The prices paid to underwriters of newly issued securities (other than U.S. Treasury securities) typically include a concession paid by the issuer to the underwriter, and purchasers of after-market fixed-income securities from dealers ordinarily are executed at a price between the bid and asked price.



   Transactions in fixed-income securities are allocated to various broker-dealers by the manager in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, broker-dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis with the views and information of other securities firms. The fund may utilize CGM as a commodities broker in connection with entering into options and futures contracts.


   Research services furnished by broker-dealers through which the fund effects securities transactions may be used by the manager in managing other investment funds and, conversely, research services furnished to the manager by broker-dealers in connection with other funds the manager advises may be used by the manager in advising the fund. Although it is not possible to place a dollar value on these services, the manager is of the view that the receipt of the services should not reduce the overall costs of its research services.

   Investment decisions for each portfolio are made independently from those of other portfolios, and other investment companies managed by the manager. If those investment companies are prepared to invest in, or desire to dispose of, investments at the same time as the fund, however, available investments or opportunities for sales will be allocated equitably to each client of the manager. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund.


   Top 10 holdings of the portfolio's regular brokers/dealers held as of 12/31/02:



                                                       Type of  Value of any
                                                       Security  Securities
                                                        Owned   Owned at end
                                                        D=debt   of current
   Name of Regular Broker or Dealer or Parent (Issuer) E=equity    period
   --------------------------------------------------- -------- ------------
                                                          (000's omitted)
                J.P. MORGAN CHASE & CO................    E        39,471
                MERRILL LYNCH & CO., INC..............    E        11,385
                MORGAN STANLEY........................    E         9,788
                GOLDMAN, SACHS AND CO.................    E         9,432


                   ADDITIONAL INFORMATION ABOUT THE MANAGER


   SBFM, 399 Park Avenue, New York, NY 10022 (through predecessor entities) has been in the investment counseling business since 1968 and renders investment management advice to investment companies with aggregate assets under management in excess of $105 billion as of March 31, 2003. The manager is an affiliate of CGM. The manager and CGM are subsidiaries of Citigroup, a financial services company that uses diverse channels to offer a broad range of financial services to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, CGM, SBFM and Travelers Life & Annuity.

                                   CUSTODIAN


   The fund has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for each portfolio. Securities may be held for each portfolio by a sub-custodian bank approved by the fund's Directors. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


   In the event of the liquidation or dissolution of the fund, shares of a portfolio are entitled to receive the assets belonging to that portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective portfolios, of any general assets not belonging to any particular portfolio that are available for distribution.

                     TRANSFER AGENT AND SUB-TRANSFER AGENT


   Citicorp Trust Bank, fsb (formerly known as Travelers Bank & Trust, fsb) (the "Transfer Agent"), located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent for the fund.



   PFPC Global Fund Services ("PFPC" or "sub-transfer agent"), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund's sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.


                             INDEPENDENT AUDITORS


   KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the fund's independent auditors for its fiscal year ending December 31, 2003 to examine and report on the fund's financial statements and financial highlights.


                     ADDITIONAL INFORMATION ABOUT THE FUND


   The fund, an open-end, diversified investment company, was incorporated in Maryland on December 2, 1966. The fund has an authorized capital of 2,000,000,000 shares with a par value of $.01 per share. The fund has outstanding three series of shares, each representing shares in separate portfolios, and the Board of Directors may authorize the issuance of additional series of shares in the future. The assets of each portfolio are segregated and separately managed and a shareholder's interest is in the assets of the portfolio in which he or she holds shares. Class A, Class B, Class L, Class Y and Class Z (where available) shares of a portfolio represent interests in the assets of the portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each, Class of shares has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan which pertain to a particular Class. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and nonassessable when issued for payment as described in the prospectus.



   The Articles of Incorporation of the fund permit the Board of Directors to establish additional portfolios of the fund from time to time. The investment objectives, policies and restrictions applicable to additional portfolios would be established by the Board of Directors at the time such portfolios were established and would differ from those set forth in the prospectus and this Statement of Additional Information.

                                    VOTING


   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders' meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the fund. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the fund have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.



   As used in the prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund (or the affected portfolio or class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the fund (or the affected portfolio or class) are represented at the meeting in person or by proxy. A portfolio or class shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio or class in the matter are identical or that the matter does not affect any interest of the portfolio or class. The approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a "vote of a majority of the outstanding voting securities" of the portfolio affected by the matter; however, the ratification of independent accountants, the election of directors, and the approval of a management agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all fund shares voting without regard to portfolio.



   The following table contains a list of shareholders who of record or beneficially own at least 5% of the outstanding shares of a particular class of shares of a portfolio of the fund as of April 10, 2003:

Large Cap Value Fund

  Class Y


Holder                               % of shares
------                               -----------
Smith Barney Concert Series, Inc.     41.7102%
Allocation Growth Portfolio
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney Concert Series, Inc.     19.7587%
Allocation High Growth Portfolio
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney Concert Series, Inc.     11.5640%
SB Allocation Balanced Portfolio
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney Concert Series, Inc.     10.8981%
Select Growth Portfolio
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney Concert Series, Inc.      8.8549%
Select Balanced Portfolio
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Short-Term High Grade Bond Fund

  Class A

Holder                               % of shares
------                               -----------

Smith Barney Multi Choice Trust       17.6398%
Smith Barney Corporate Trust Company
Two Tower Center
East Brunswick, NJ 08816-1063

SEG Workers Compensation Fund          5.7698%
415 West Kalamazoo Street
Lansing, MI 48933-2035


  Class B

Holder                                    % of shares
------                                    -----------

Smith Barney Corp Trust Cust                9.5727%
FBO SUDHA PUROHIT
R/O IRA
1622 Picadilly Drive
Troy, MI 48084

  Class Y

Holder                                    % of shares
------                                    -----------
Smith Barney                               17.8305%
Scholars Choice Portfolio Four (Balanced)
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney Concert Series, Inc.          10.0699%
SB Allocation Balanced
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney.                               8.8614%
Scholars Choice Portfolio Five
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney                                9.4129%
Illinois College Program Fixed Income
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney Concert Series, Inc.           6.4155%
Select Balanced Portfolio
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney                                5.4413%
Scholars Choice Portfolio Six
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Holder                            % of shares
------                            -----------

Smith Barney                        5.0443%
Scholars Choice Portfolio Seven
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Wachovia Bank NA                   10.9787%
FBO Associates
SERP-DCP
U/A/D 03/30/02
123 South Broad St.
Philadelphia, PA 19109

U.S. Government Securities Fund

  Class A

Holder                            % of shares
------                            -----------

Smith Barney Multi Choice Trust    20.3033%
Smith Barney Corporate Trust Co.
Two Tower Center
P.O. Box 2063
East Brunswick, NJ 08816-1063

Travelers Insurance Company        6.8776%
Attn: Shareholder Accounting, 6MS
One Tower Square
Hartford, CT 06183

  Class Y

Holder                            % of shares
------                            -----------
Wilmington Trust Co TTEE FBO        89.513
Master Trust for Hormel Foods
Corp 01/17/03
c/o Mutual Funds
PO Box 8971
Wilmington, DE 19899-8971

                        ANNUAL AND SEMI-ANNUAL REPORTS


   The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectuses so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their CGM Financial Consultant or the transfer agent.


                             FINANCIAL STATEMENTS


   The Fund's financial information is incorporated by reference to the fund's Annual Reports to Shareholders for the fiscal year ended December 31, 2002. The annual reports were filed March 4, 2003 with the SEC, accession number 950130-03-001687.

                               OTHER INFORMATION

   Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

      Classic Series--our portfolio manager driven funds

          Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

      Premier Selections Series--our best ideas, concentrated funds

          We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

      Research Series--driven by exhaustive fundamental securities analysis

          Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

      Style Pure Series--our solution to funds that stray

          Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

         APPENDIX--DESCRIPTION OF MOODY'S, S&P AND FITCH, INC. RATINGS



                                  APPENDIX A



Description of Ratings



Description of S&P Corporate Bond Ratings



                                      AAA



   Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.



                                      AA



   Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.



                                       A



   Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.



                                      BBB



   Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.



                                 BB, B and CCC



   Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and CCC, the highest degrees of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



Description of Moody's Corporate Bond Ratings



                                      Aaa



   Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



                                      Aa



   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



                                       A



   Bonds which are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



                                      Baa



   Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



                                      Ba



   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



                                       B



   Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



                                      Caa



   Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.



   Moody's applies the numerical modifier 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



Description of Commercial Paper Ratings



   The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of A- or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance;
(d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.




DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rates Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations, normally evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.



DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

   Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.



DESCRIPTION OF FITCH SHORT-TERM RATINGS:

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitments in a timely manner.

   Fitch's short-term ratings are as follows:

      F1+--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments. The "+" denotes an exceptionally strong credit feature.

      F1--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

      F2--Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3--The capacity for time timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                                           April 30, 2003




SMITH BARNEY FUNDS, INC.
125 Broad Street
New York, NY 10004

[LOGO] Citigroup Global Markets Inc.
       A member of Citigroup

                            SMITH BARNEY FUNDS, INC.


CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and Documents:

Front Cover

Contents Page

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

Part A

PROSPECTUS

Part B

STATEMENT OF ADDITIONAL INFORMATION

PART C  OTHER INFORMATION

Item 23.  Exhibits

     (a) (1) Articles Supplementary dated November 16, 1992 are incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 49.

         (2) Articles Supplementary dated October 29, 1992 are incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 49.

         (3) Articles of Amendment dated October 29, 1992 are incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 49.

         (4) Articles Supplementary dated September 6, 1991 are incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 46.

         (5) Articles Supplementary dated October 31, 1990 are incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 43.

         (6) Articles Supplementary dated March 27, 1986, May 15, 1985, December 28, 1984, August 2, 1984, June 8, 1984, February 26, 1972
              and April 25, 1967 are incorporated by reference to Exhibits 1(a) through (g) to Post-Effective Amendment No. 39.

         (7) Articles of Incorporation dated December 1, 1966 are incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 39.

         (8) Articles Supplementary dated December 14, 1993 are incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 54.

         (9) Articles of Amendment, dated June 12, 1998, is incorporated by reference to Post-Effective Amendment No. 63.

         (10) Articles of Amendment, dated July 2, 1998, is incorporated by reference to Post-Effective Amendment No. 63.

    (b) (1) Bylaws of the Fund are incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 39.

         (2) Amended and Restated By-Laws of Smith Barney Open-End Funds that are Massachusetts Business Trusts is filed herein.

    (c) (1) Specimen Stock Certificates for the Income and Growth Portfolio (now, Large Cap Value Fund), and the U.S. Government Securities Portfolio are incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 39.

         (2) Specimen Stock Certificate for the Short-Term U.S. Treasury Securities Portfolio is incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No.53.


    (d) (1) Management Agreement between Short-Term U.S. Treasury Securities Portfolio and Smith, Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 46.

         (2) Management Agreement between the Income and Growth Portfolio and Smith, Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 43.

         (3) Management Agreement between U.S. Government Securities Portfolio and Smith, Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 43.

    (e) (1) Distribution Agreement between the Registrant and Smith Barney, Harris Upham & Co. Incorporated is incorporated by reference to
              Exhibit 6(a) to Post-Effective Amendment No. 39.

         (2) Distribution Agreement between Smith Barney Funds, Inc. and Smith Barney Shearson Inc.

         (3) Distribution Agreement with CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 63.



         (4) Form of Distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 66.

    (f)  Not applicable.

    (g) (1) Custodian Agreement between Registrant and Provident National Bank is incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 39.

    (g) (2) Form of Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated June 29, 2001, is incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 67.

    (h) (1) Transfer Agency Agreement between Registrant and Provident Financial Processing Corp. is incorporated herein by reference to
              Exhibit 9 to Post-Effective Amendment No. 39.


         (2) Form of Transfer Agency Agreement between the Registrant and Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 66.

         (3) Form of Sub-Transfer Agency Agreement between the Registrant and PFPC Global Fund Services (f/k/a First Data Investor Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 66.


    (i)  Not applicable.

    (j)  (1)  Consent of Independent Auditor is filed herein.

         (2) Power of Attorney is incorporated by reference to Post-Effective Amendment No. 66.

         (3)  Power of Attorney is filed herein.

    (k)  Not applicable.

    (l)  Not applicable

    (m) (1) Amended Plan of Distribution Pursuant to Rule 12b-1 on behalf of the Short-Term U.S. Treasury Securities Portfolio is incorporated by reference to Exhibit 15(h) to Post-Effective Amendment No. 56.

         (2) Amended Plan of Distribution Pursuant to Rule 12b-1 on behalf of the Income and Growth Portfolio is incorporated by reference to
              Exhibit 15(j) to Post-Effective Amendment No. 56.

         (3) Amended Plan of Distribution Pursuant to Rule 12b-1 on behalf of the U.S. Government Securities Portfolio is incorporated by reference to Exhibit 15(k) to Post-Effective Amendment No. 56.

         (4) Form of Amended and Restated Shareholder Services and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 63.

  (n)    Financial Data Schedules are not applicable.

  (o) Rule 18f-3 Plan is incorporated by reference to Post-Effective Amendment No. 63.

  (p)(1) Code of Ethics incorporated by reference to Post-Effective Amendment No. 65.

     (2) Code of Ethics of Citigroup Global Markets Inc (f/k/a Salomon Smith Barney) is filed herein.

Item 24. Persons Controlled by or under Common Control with Registrant

         (None)

Item 25. Indemnification

         Reference is made to Article SEVENTH, paragraph 7(e) of Registrant's Articles of Incorporation for a complete statement of its terms.

         Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940. Other assureds include Smith Barney Fund Management LLC(Registrant's Adviser) and affiliated investment companies.

Item 26. Business and other Connections of Investment Adviser

         Manager-Smith Barney Fund Management LLC ("SBFM"). Smith Barney Fund Management was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company on September 21, 1999. Smith Barney Fund Management is an indirect wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly owned subsidiary of Citigroup Inc.

         Smith Barney Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of form ADV filed by SBFM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).

Item 27. Principal Underwriters



         (a) Citigroup Global Markets Inc. (formerly known as Salomon Smith Baney Inc.), the Registrant's distributor, is the distributor for Smith Barney Trust II, CitiFunds Trust III, CitiFunds Premium Trust, CitiFunds Institutional Trust. Citigroup Global Markets Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

         Citigroup Global Markets Inc. is also the distributor for the following funds: Salomon Funds Trust, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund, Inc., Real Estate Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Dollar Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund, Inc., The Emerging Markets Income Fund II Inc., The Emerging Markets Floating Rate Fund Inc., The Emerging Market Income Fund II Inc., The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney MuniFunds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

         (b) The information required by this Item 27 with respect to each director, officer and partner of Citigroup Global Markets Inc. is incorporated by reference to Schedule A of Form BD filed by Citigroup Global Markets Inc. (f/k/a Salomon Smith Barney Inc.) pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney Inc. is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

         The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.


Item 28. Location of Accounts and Records

                  All accounts, books and other documents of Registrant are maintained at the offices of:



(1)      With respect to the Registrant's Investment Adviser:
         Smith Barney Fund Management LLC
         399 Park Avenue
         New York, New York 10022

(2)      With respect to the Registrant's Custodian:
         State Street Bank and Trust Company
         225 Franklin Street
         Boston, Massachusetts 02110

(3)      With respect to the Registrant's Transfer Agent:
         Citicorp Trust Bank, fsb (f/k/a Travelers Bank & Trust, fsb) 125 Broad Street
         New York, New York 10004

(4)      With respect to the Registrant's Sub-Transfer Agent:
         PFPC Global Fund Services
         P.O. Box 9699
         Providence, Rhode Island 02940-9699

(5)      With respect to the Registrant's Distributor:
         Citigroup Global Markets Inc.
         388 Greenwich Street
         New York, New York 10013

(6)      With respect to the Registrant:
         Smith Barney Funds, Inc.
         125 Broad Street
         New York, NY 10004



Item 29. Management Services

         Not applicable

Item 30. Undertakings

         (a) Not applicable

         (b) Registrant undertakes, if requested to do so by the holders of at least 10% of Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the questions of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

         (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest report to shareholders, upon request and without charge.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act"), as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 29th day of April, 2003.


                                               SMITH BARNEY FUNDS, INC.

                                               BY /s/ R. Jay Gerken
                                                  -----------------
                                               R. Jay Gerken, Chairman of the
                                               Board, President and Chief
                                               Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signatures                                     Title                          Date

/s/ R. Jay Gerken                              Director, Chairman,       April 29, 2003
-----------------                              Chief Executive Officer
(R. Jay Gerken)                                and President

/s/ Richard L. Peteka                          Chief Financial           April 29, 2003
------------------                             Officer
(Richard Peteka)                               Treasurer

/s/ Lee Abraham*                               Director                  April 29, 2003
----------------
(Lee Abraham)

/s/ Allan J. Bloostein*                        Director                  April 29, 2003
-----------------------
(Allan J. Bloostein)

/s/ Jane Dasher*                               Director                  April 29, 2003
----------------
(Jane Dasher)

/s/ Donald R. Foley*                           Director                  April 29, 2003
--------------------
(Donald R. Foley)

/s/ Richard E. Hanson, Jr.*                    Director                  April 29, 2003
---------------------------
(Richard E. Hanson, Jr.)

/s/ Paul Hardin*                               Director                  April 29, 2003
----------------
(Paul Hardin III)

/s/ Roderick C. Rasmussen *                    Director                  April 29, 2003
---------------------------
(Roderick C. Rasmussen)



/s/ John P. Toolan*                            Director                  April 29, 2003
----------------------
(John P. Toolan)

*By:  /s/ Christina T. Sydor                                             April 29, 2003
      ----------------------
      Christina T. Sydor
      Pursuant to Power of Attorney
      Previously filed


EXHIBITS

(b)(2) Amended and Restated By-Laws of Smith Barney Open-End Funds
(j)(1) Consent of Independent Auditor
(j)(3) Power of Attorney
(p)(2) Code of Ethics of Citigroup Global Markets, Inc. (f/k/a Salomon Smith Barney)